EXECUTION









                                   INDENTURE

                                    BETWEEN

                 AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-1,

                                  AS ISSUER,

                                      AND

      NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE

                           Dated as of April 1, 1999

                                  Relating to

                 AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-1
              MORTGAGE-BACKED LIBOR NOTES, CLASS A, SERIES 1999-1


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                               TABLE OF CONTENTS
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                                   ARTICLE I
                                  DEFINITIONS

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Section 1.01. General Definitions................................................................................2

                                  ARTICLE II
                                   THE NOTES

Section 2.01. Forms Generally...................................................................................24
Section 2.02. Forms Of Certificate Of Authentication............................................................24
Section 2.03. General Provisions With Respect To Principal And Interest Payment.................................24
Section 2.04. Denominations.....................................................................................25
Section 2.05. Execution, Authentication, Delivery And Dating....................................................25
Section 2.06. Registration, Registration Of Transfer And Exchange...............................................26
Section 2.07. Mutilated, Destroyed, Lost Or Stolen Notes........................................................27
Section 2.08. Payments Of Principal And Interest................................................................27
Section 2.09. Persons Deemed Owner..............................................................................29
Section 2.10. Cancellation......................................................................................29
Section 2.11. Authentication And Delivery Of Notes..............................................................29
Section 2.12. Book-Entry Note...................................................................................31
Section 2.13. Termination Of Book Entry System..................................................................32

                                  ARTICLE III
                                   COVENANTS

Section 3.01. Payment Of Notes..................................................................................32
Section 3.02. Maintenance Of Office Or Agency...................................................................33
Section 3.03. Money For Note Payments To Be Held In Trust.......................................................33
Section 3.04. Existence Of Issuer...............................................................................35
Section 3.05. Protection Of Trust Estate........................................................................35
Section 3.06. [Reserved]........................................................................................36
Section 3.07. Performance Of Obligations; Master Servicing Agreement............................................36
Section 3.08. Investment Company Act............................................................................37
Section 3.09. Negative Covenants................................................................................37
Section 3.10. Annual Statement As To Compliance.................................................................38
Section 3.11. Restricted Payments...............................................................................38
Section 3.12. Treatment Of Notes As Debt For Tax Purposes.......................................................38
Section 3.13. Notice Of Events Of Default.......................................................................38
Section 3.14. Further Instruments And Acts......................................................................39

                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

Section 4.01. Satisfaction And Discharge Of Indenture...........................................................39
Section 4.02. Application Of Trust Money........................................................................40

                                   ARTICLE V
                             DEFAULTS AND REMEDIES

Section 5.01. Event Of Default..................................................................................40
Section 5.02. Acceleration Of Maturity; Rescission And Annulment................................................42
Section 5.03. Collection Of Indebtedness And Suits For Enforcement By Indenture Trustee.........................42
Section 5.04. Remedies..........................................................................................43
Section 5.05. Indenture Trustee May File Proofs Of Claim........................................................43
Section 5.06. Indenture Trustee May Enforce Claims Without Possession Of Notes..................................44
Section 5.07. Application Of Money Collected....................................................................44
Section 5.08. Limitation On Suits...............................................................................45
Section 5.09. Unconditional Rights Of Noteholders To Receive Principal And Interest.............................46
Section 5.10. Restoration Of Rights And Remedies................................................................46
Section 5.11. Rights And Remedies Cumulative....................................................................46
Section 5.12. Delay Or Omission Not Waiver......................................................................47
Section 5.13. Control By Noteholders............................................................................47
Section 5.14. Waiver Of Past Defaults...........................................................................47
Section 5.15. Undertaking For Costs.............................................................................48
Section 5.16. Waiver Of Stay Or Extension Laws..................................................................48
Section 5.17. Sale Of Trust Estate..............................................................................48
Section 5.18. Action On Notes...................................................................................50
Section 5.19. No Recourse To Other Trust Estates Or Other Assets Of The Issuer..................................50
Section 5.20. Application Of The Trust Indenture Act............................................................50

                                  ARTICLE VI
                             THE INDENTURE TRUSTEE

Section 6.01. Duties Of Indenture Trustee.......................................................................50
Section 6.02. Notice Of Default.................................................................................52
Section 6.03. Rights Of Indenture Trustee.......................................................................52
Section 6.04. Not Responsible For Recitals Or Issuance Of Notes.................................................52
Section 6.05. May Hold Notes....................................................................................53
Section 6.06. Money Held In Trust...............................................................................53
Section 6.07. Eligibility, Disqualification.....................................................................53
Section 6.08. Indenture Trustee's Capital And Surplus...........................................................53
Section 6.09. Resignation And Removal; Appointment Of Successor.................................................53
Section 6.10. Acceptance Of Appointment By Successor............................................................55
Section 6.11. Merger, Conversion, Consolidation Or Succession To Business Of Indenture Trustee..................55
Section 6.12. Preferential Collection Of Claims Against Issuer..................................................56
Section 6.13. Co-Indenture Trustees And Separate Indenture Trustees.............................................56
Section 6.14. Authenticating Agents.............................................................................57
Section 6.15. [Reserved]........................................................................................58
Section 6.16. Indenture Trustee Fees And Expenses...............................................................58

                                  ARTICLE VII
                        NOTEHOLDERS' LISTS AND REPORTS

Section 7.01. Issuer To Furnish Indenture Trustee Names And Addresses Of Noteholders............................59
Section 7.02. Preservation Of Information; Communications To Noteholders........................................59
Section 7.03. Reports by Indenture Trustee......................................................................59
Section 7.04. Reports By Issuer.................................................................................60

                                 ARTICLE VIII
          ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

Section 8.01. Collection Of Moneys..............................................................................60
Section 8.02. Note Payment Account; Supplemental Interest Payment Account.......................................60
Section 8.03. Claims Against The FSA Policy.....................................................................63
Section 8.04. General Provisions Regarding The Note Payment Account, the Supplemental Interest Payment Account And Mortgage
                 Loans..........................................................................................64
Section 8.05. Releases Of Defective Mortgage Loans..............................................................65
Section 8.06. Reports By Indenture Trustee To Noteholders; Access To Certain Information........................66
Section 8.07. Trust Estate Mortgage Files.......................................................................66
Section 8.08. Amendment To Master Servicing Agreement...........................................................66
Section 8.09. Delivery Of The Trustee Mortgage Files Pursuant To Master Servicing Agreement.....................67
Section 8.10. [Reserved]........................................................................................67
Section 8.11. Termination Of Master Servicer....................................................................67
Section 8.12. Opinion Of Counsel................................................................................67
Section 8.13. Appointment Of Custodians.........................................................................67
Section 8.14. Rights Of The Note Insurer To Exercise Rights Of Noteholders......................................68
Section 8.15. Trust Estate And Accounts Held For Benefit Of The Note Insurer....................................68
Section 8.16. Rights in Respect of Insolvency Proceedings.......................................................69
Section 8.17. Effect of Payments by the Note Insurer; Subrogation...............................................70

                                  ARTICLE IX
                            SUPPLEMENTAL INDENTURES

Section 9.01. Supplemental Indentures Without Consent Of Noteholders............................................70
Section 9.02. Supplemental Indentures With Consent Of Noteholders...............................................71
Section 9.03. Execution Of Supplemental Indentures..............................................................72
Section 9.04. Effect Of Supplemental Indentures.................................................................73
Section 9.05. Conformity With Trust Indenture Act...............................................................73
Section 9.06. Reference In Notes To Supplemental Indentures.....................................................73
Section 9.07. Amendments To Governing Documents.73

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                                   ARTICLE X
                              REDEMPTION OF NOTES

Section 10.01. Redemption.......................................................................................74
Section 10.02. Form Of Redemption Notice........................................................................75
Section 10.03. Notes Payable On Optional Redemption.............................................................76

                                  ARTICLE XI
                                 MISCELLANEOUS

Section 11.01. Compliance Certificates And Opinions.............................................................76
Section 11.02. Form Of Documents Delivered To Indenture Trustee.................................................77
Section 11.03. Acts Of Noteholders..............................................................................77
Section 11.04. Notices, Etc., To Indenture Trustee, The Note Insurer And Issuer.................................78
Section 11.05. Notices And Reports To Noteholders; Waiver Of Notices............................................79
Section 11.06. Rules By Indenture Trustee.......................................................................80
Section 11.07. Conflict With Trust Indenture Act................................................................80
Section 11.08. Effect Of Headings And Table Of Contents.........................................................80
Section 11.09. Successors And Assigns...........................................................................80
Section 11.10. Separability.....................................................................................80
Section 11.11. Benefits Of Indenture............................................................................81
Section 11.12. Legal Holidays...................................................................................81
Section 11.13. Governing Law....................................................................................81
Section 11.14. Counterparts.....................................................................................81
Section 11.15. Recording Of Indenture...........................................................................81
Section 11.16. Issuer Obligation................................................................................81
Section 11.17. No Petition......................................................................................82
Section 11.18. Inspection.......................................................................................82
Section 11.19. Usury............................................................................................82
Section 11.20. Third Party Beneficiary..........................................................................83
Section 11.21. Limitation of Liability of Wilmington Trust Company..............................................83
Section 11.21. Limitation of Wilmington Trust Company...........................................................82

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                            SCHEDULES AND EXHIBITS

Schedule 1        Schedule of Mortgage Loans
Exhibit A         Form of Note
Exhibit B         FSA Policy
Exhibit C         Form of Notice of Claim



     THIS INDENTURE, dated as of April 1, 1999 (as amended or supplemented from time to time as permitted hereby, this "Indenture"), is between AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-1, a Delaware statutory business trust (together with its permitted successors and assigns, the "Issuer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (together with its permitted successors in the trusts hereunder, the "Indenture Trustee").

                             Preliminary Statement

     The Issuer has duly authorized the execution and delivery of this Indenture to provide for its Mortgage-Backed LIBOR Notes, Class A, Series 1999-1 (the "Notes"), issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Notes and the Note Insurer. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                Granting Clause

     The Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Notes and the Note Insurer, all of the Issuer's right, title and interest in and to (a) the Mortgage Loans listed in Schedule I to this Indenture (including property that secures a Mortgage Loan that becomes an REO Property), including the related Mortgage Files delivered or to be delivered to the Custodian, on behalf of the Indenture Trustee, pursuant to the Custody Agreement, all payments of principal received, collected or otherwise recovered on and after the Cut-off Date for each Mortgage Loan (other than any principal or interest payments due prior to the Cut-off Date), all payments of interest (but not including prepayment charges) accruing on each Mortgage Loan on and after the Cut-off Date therefor whenever received and all other proceeds received in respect of such Mortgage Loans, (b) security interests in the Mortgaged Properties; (c) rights under certain primary mortgage and hazard insurance policies, if any, covering the Mortgaged Properties; (d) the Issuer's rights under the underlying Purchase and Sale Agreements; (e) the Issuer's rights under the Sale Agreements; (f) the Issuer's rights under the Master Servicing Agreement; (g) amounts on deposit relating to the Mortgage Loans in the Collection Account and Note Payment Account; (h) all other ancillary or incidental funds, rights and properties related to the foregoing; and (i) all proceeds of the foregoing. Such Grants are made, however, in trust, to secure the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, and for the benefit of the Note Insurer to secure (x) the payment of all amounts due on the Notes in accordance with their terms, (y) the payment of all other sums payable under this Indenture and (z) compliance with the provisions of this Indenture, all as provided in this Indenture. All terms used in the foregoing granting clauses that are defined in Section 1.01 are used with the meanings given in said Section.

     The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the end that the interests of the Holders of the Notes may be adequately and effectively protected. The Indenture Trustee agrees that it will hold the FSA Policy in trust and that it will hold any proceeds of any claim upon the FSA Policy, solely for the use and benefit of the Noteholders in accordance with the terms hereof and the FSA Policy.


                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. General Definitions.

     Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Indenture Trustee or of which the Indenture Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or Default of which the Indenture Trustee is deemed to have notice or knowledge pursuant to Section 6.01(d). All other terms used herein that are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

     "5/25 Delayed Adjustment Date Adjustable Rate Mortgage Loans": The Delayed Adjustment Date Adjustable Rate Mortgage Loans the first Mortgage Rate adjustment for which occurs after an initial period of five years as identified in the Schedule of Mortgage Loans.

     "Accountant": A Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

     "Act": With respect to any Noteholder, as defined in Section 11.03.

     "Adjustable Rate Mortgage Loans": Those Mortgage Loans identified in the Schedule of Mortgage Loans which provide for adjustment of the applicable Mortgage Rate as specified in the related Mortgage Note.

     "Administrative Fee Amount": With respect to any Payment Date, the sum of the Master Servicing Fee, the Indenture Trustee Fee, the Management Fee, the Mortgage Insurance Premium, the Note Insurance Premium and any fee or expense owing to the Owner Trustee relating to such Payment Date.

     "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, relation to individuals or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent": Any Note Registrar, Paying Agent, Authenticating Agent or
Custodian.

     "Aggregate Expense Rate": The sum of (a) the Master Servicing Fee Rate,
(b) the Indenture Trustee Fee Rate, (c) the Note Insurance Premium Rate, (d) the Mortgage Insurance Premium Rate, (e) the Management Fee Rate, and (f) the applicable Minimum Spread.

     "Aggregate Principal Balance": With respect to any Payment Date, the aggregate of the Principal Balances of the Mortgage Loans as of the related Determination Date (or other specified date).

     "AmREIT": American Residential Investment Trust, Inc., a Maryland corporation operating as a real estate investment trust, and its successors and assigns.

     "Annual Loss Percentage": With respect to any Payment Date, the product of (i) 2 and (ii) a fraction, expressed as a percentage, the numerator of which is the aggregate of all Realized Losses for the six preceding Due Periods and the denominator of which is the aggregate Principal Balances of the Mortgage Loans and REO Properties as of the day immediately preceding the first day of the sixth preceding Due Period.

     "Assignments": The original instrument of assignment of a Mortgage, including any interim assignments, from the originator or any other holder of any Mortgage Loan to the Indenture Trustee (that in each case may, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be a blanket instrument of assignment covering other Mortgages and Mortgage Notes as well and that may also be an instrument of assignment running directly from the mortgagee of record under the related Mortgage to the Indenture Trustee).

     "Authenticating Agent": The Person, if any, appointed as Authenticating Agent by the Issuer pursuant to Section 6.14, until any successor Authenticating Agent for the Notes is named, and thereafter "Authenticating Agent" shall mean such successor. The initial Authenticating Agent shall be the Indenture Trustee. Any Authenticating Agent other than the Indenture Trustee shall sign an instrument under which it agrees to be bound by all of the terms of this Indenture applicable to the Authenticating Agent.

     "Authorized Officer": With respect to (i) the Indenture Trustee, any Responsible Officer, (ii) the Owner Trustee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer, any financial services officer or any other officer of the Owner Trustee customarily performing functions similar to those performed by the above officers and (iii) any other Person, the Chairman, Chief Operating Officer, President or any Vice President of such Person.

     "Available Funds": With respect to any Payment Date, the sum of the amounts described in clauses (a) through (h) below, less, (i) the Administrative Fee Amount in respect of such Payment Date; (ii) Monthly Advances and Servicing Advances, including Nonrecoverable Advances, previously made that are reimbursable to the Master Servicer (other than those included in liquidation expenses for any Liquidated Mortgage Loan and already reimbursed from the related Liquidation Proceeds) in such Collection Period to the extent permitted by the Master Servicing Agreement; (iii) any unpaid Master Servicing Fees attributable to prior periods due to the Master Servicer; (iv) any unpaid fees and expenses or other amounts owing the Indenture Trustee as provided in clauses (vi) and (vii) of the first sentence of Section 8.02(d) hereof, and any unpaid fees and expenses or other amounts owing to the Owner Trustee or the Manager attributable to prior periods; and
(v) the aggregate amounts (A) deposited into the Collection Account or Note Payment Account that may not be withdrawn therefrom pursuant to a final and nonappealable order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the Bankruptcy Code and that would otherwise have been included in Available Funds on such Payment Date and (B) received by the Master Servicer or the Indenture Trustee that are recoverable and sought to be recovered from the Issuer as avoidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court of competent jurisdiction:

          (a) all scheduled payments of interest received with respect to the Mortgage Loans due during the related Due Period and all other interest payments on or in respect of such Mortgage Loans received by or on behalf of the Master Servicer during the related Collection Period, net of amounts representing interest due on such Mortgage Loans in respect of any period prior to the Cut-off Date, plus any Compensating Interest payments made by the Master Servicer in respect of the Mortgage Loans and any net income from related REO Properties for such Collection Period;

          (b) all scheduled payments of principal received with respect to the Mortgage Loans and due during the related Due Period and all other principal payments (including Principal Prepayments, but excluding amounts described elsewhere in this definition) received or deemed to be received during the related Collection Period in respect of such Mortgage Loans;

          (c) the aggregate of any Insurance Proceeds received during the related Collection Period;

          (d) the aggregate of any Net Liquidation Proceeds received during the related Collection Period;

          (e) the aggregate of the amounts received in respect of any Mortgage Loans that are required or permitted to be repurchased, released, removed or substituted by the Seller or Initial Seller during the related Collection Period, to the extent such amounts are received by the Indenture Trustee on or before the related Remittance Date;

          (f) the amount of any Monthly Advances made for such Payment Date;
     and

          (g) the aggregate of amounts deposited in the Note Payment Account by the Indenture Trustee, the Issuer or the Note Insurer, as the case may be, during such Collection Period in connection with a redemption of the Notes.

     "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

     "Basic Documents": This Agreement, the Trust Agreement, the Master Servicing Agreement, the Initial Mortgage Loan Purchase Agreement, the Mortgage Loan Purchase Agreement, the Management Agreement, the FSA Insurance Agreement, the Indemnification Agreement, the FSA Premium Letter and the Custody Agreement.

     "Basis Risk Shortfall": An amount equal to the excess of (i) the Monthly Interest Amount calculated on the basis of One-Month LIBOR plus the applicable Note Margin (but subject to the Cap Rate) over (ii) the Monthly Interest Amount for such Payment Date calculated on the basis of the Net Funds Cap.

     "Beneficial Owner": With respect to a Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Clearing Agency for the Notes or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     "Best Efforts": Efforts determined to be in good faith and reasonably diligent by the Person performing such efforts, specifically the Issuer, or its Manager, as the case may be, in its reasonable discretion. Such efforts do not require the Issuer or its Manager, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Issuer or its Manager, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Indenture.

     "Book-Entry Notes": Any Notes registered in the name of the Clearing Agency or its nominee, ownership of which is reflected on the books of the Clearing Agency or on the books of a person maintaining an account with such Clearing Agency (directly or as an indirect participant in accordance with the rules of such Clearing Agency).

     "Book-Entry Termination": The time at which the book-entry registration of the Book-Entry Notes shall terminate, as specified in Section 2.13.

     "Business Day": Any day other than (i) a Saturday or Sunday or (ii) a day that is either a legal holiday or a day on which the Note Insurer is closed or banking institutions in the states of Maryland or Minnesota or the city of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law, regulation or executive order to be closed.

     "CAP Agreement": The Confirmation and Agreement (Ref. No. NCC4105), dated April 15, 1999, by and between the Note Insurer and Bear Stearns Financial Products Inc.

     "CAP Rate": 15.00% per annum.

     "Certificate Distribution Account": The segregated trust account established and maintained by the Certificate Paying Agent pursuant to Section
3.09 of the Trust Agreement.

     "Certificate Paying Agent": The certificate paying agent appointed under the Trust Agreement which initially shall be the Indenture Trustee.

     "Clearing Agency": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended, and the regulations of the Commission thereunder and shall initially be The Depository Trust Company of New York, the nominee for which is Cede & Co.

     "Clearing Agency Participants": The entities for whom the Clearing Agency will maintain book-entry records of ownership and transfer of Book-Entry Notes, which may include securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations.

     "Closing Date": April 15, 1999.

     "Code": The Internal Revenue Code of 1986, as amended, and as may be further amended from time to time, as successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form and proposed regulations thereunder to the extent that, by reason of their proposed effective date, such proposed regulations would apply.

     "Collection Account": As defined in the Master Servicing Agreement.

     "Collection Period": As defined in the Master Servicing Agreement.

     "Commission": The Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

     "Compensating Interest Payments": As to any Payment Date, the payments made by the Master Servicer pursuant to Section 3(v) of the Master Servicing Agreement.

     "Corporate Trust Office": The principal office of the Indenture Trustee at which at any particular time its corporate trust business with respect to this Indenture shall be principally administered, which office at the date of the execution of this Indenture is located at Sixth Street and Marquette Avenue, Minneapolis, MN 55479, Attention: American Residential Eagle Bond Trust 1999-1, Class A, Series 1999-1, with a copy to the Indenture Trustee at 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: American Residential Eagle Bond Trust 1999-1, Class A, Series 1999-1.

     "Cumulative Loss Percentage": With respect to any Payment Date, a fraction, expressed as a percentage, the numerator of which is the aggregate amount of Realized Losses incurred from the Closing Date through the end of the related Due Period, and the denominator of which is the Cut-off Date Aggregate Principal Balance of the Mortgage Loans.

     "Custodian": Bankers Trust Company of California, N.A., as custodian under the Custodial Agreement and its successors and assigns.

     "Custody Agreement": The agreement between the Indenture Trustee, the Issuer and the Custodian dated as of April 1, 1999.

     "Cut-Off Date": April 1, 1999.

     "Cut-Off Date Aggregate Principal Balance": The aggregate of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

     "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "Defective Mortgage Loan": Any Mortgage Loan that is required to be repurchased or substituted by the Initial Seller pursuant to Section 2(a) of the Master Servicing Agreement.

     "Definitive Notes": Notes other than Book-Entry Notes.

     "Delayed Adjustment Date Adjustable Rate Mortgage Loans": The Adjustable Rate Mortgage Loans, the first Mortgage Rate adjustment for which occurs after an initial period ranging from two to five years as identified in the Schedule of Mortgage Loans.

     "Deleted Mortgage Loan": As defined in the Master Servicing Agreement.

     "Delinquency Amount": As of any Payment Date, the product of the Delinquency Percentage for such Payment Date and the Aggregate Principal Balance of the Mortgage Loans as of the Determination Date relating to such Payment Date.

     "Delinquency Percentage": For any Due Period, a fraction, expressed as a percentage, (i) the numerator of which is the aggregate of the Scheduled Principal Balance as of the last day of such Due Period of all Mortgage Loans that were 90 or more days contractually Delinquent, in foreclosure, REO Property or for which the related Mortgagor was in a bankruptcy proceeding or paying a reduced Monthly Payment as a result of a bankruptcy workout as of the last day of such Due Period and the denominator of which is the aggregate unpaid Scheduled Principal Balance of all Mortgage Loans as of the last day of such Due Period.

     "Delinquent": As defined in the Master Servicing Agreement.

     "Depositor": Bear Stearns Asset Backed Securities, Inc., a Delaware corporation and a wholly owned subsidiary of The Bear Stearns Companies Inc., and its successors and assigns.

     "Determination Date": As to any Payment Date, the last day of the Due Period relating to such Payment Date.

     "Due Date": With respect to any Mortgage Loan, the date on which a scheduled payment is due under the related Mortgage Note.

     "Due Period": With respect to any Payment Date, the period commencing on the second day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (or, with respect to the first Payment Date, on the Cut-off Date) and ending on the first day of the calendar month in which such Payment Date occurs.

     "Eligible Account": As defined in the Master Servicing Agreement.

     "Event Of Default": As defined in Section 5.01.

     "Excess Cash": With respect to any Payment Date, Available Funds for such Payment Date, minus the sum of (i) any amounts payable to the Note Insurer pursuant to the FSA Insurance Agreement, (ii) the Monthly Interest Amount for the related Payment Date and (iii) the Monthly Principal Amount for the related Payment Date.

     "Excess Cash Payment": As defined in clause fourth of Section 8.02(d).

     "FDIC": The Federal Deposit Insurance Corporation and its successors in interest.

     "Final Maturity Date": The Payment Date in April 25, 2029.

     "Fixed Rate Mortgage Loans": Those Mortgage Loans identified in the Schedule of Mortgage Loans that bear interest rates which are fixed for the lives of such Mortgage Loans.

     "Formula Rate": One-Month LIBOR plus the applicable Note Margin.

     "FSA": Financial Security Assurance, Inc., its successors and assigns.

     "FSA Insurance Agreement": As defined in the Master Servicing Agreement.

     "FSA Policy": As defined in the Master Servicing Agreement.

     "Grant": To assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Mortgage Loan and related Mortgage Files, a Permitted Investment, the Master Servicing Agreement, the Mortgage Loan Purchase Agreement, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, insurance proceeds, Purchase Prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Highest Lawful Rate": As defined in Section 11.19.

     "Indenture": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein", "hereof', "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

     "Indenture Trustee": Norwest Bank Minnesota, National Association, a national banking association, and any Person resulting from or surviving any consolidation or merger to which it may be a party until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

     "Indenture Trustee Fee": With respect to any Payment Date, the monthly fee payable to the Indenture Trustee equal to the product of the Indenture Trustee Fee Rate and the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

     "Indenture Trustee Fee Rate": One-twelfth of 0.005%.

     "Independent": When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Issuer and any other obligor upon the Notes, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor, and (iii) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by an Issuer Order and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

     "Individual Note": A Note of an original principal amount of $50,000 (provided, however, one Note may be less than that amount); a Note of an original principal amount in excess of $50,000 shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such original principal amount by $50,000.

     "Initial Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement, dated as of April 1, 1999, between the Initial Seller, as seller, and the Seller, as purchaser, with respect to the Mortgage Loans.

     "Initial Redemption Date": The first Payment Date on which the aggregate Principal Balance of the Mortgage Loans is less than 20% of their Cut-off Date Principal Balance.

     "Initial Seller": AmREIT and its successors and assigns.

     "Indemnification Agreement": The Indemnification Agreement dated as of April 9, 1999 among the Note Insurer, AmREIT, the Seller, the Issuer, the Depositor and the Underwriter.

     "Insurance Policy": As defined in the Master Servicing Agreement.

     "Insured Expenses": As defined in the Master Servicing Agreement.

     "Insurance Proceeds": As defined in the Master Servicing Agreement.

     "Interest Accrual Period": With respect to any Payment Date, the period from the Payment Date in the month preceding the month of such Payment Date (or, in the case of the first Payment Date, from the Closing Date) through the day before such Payment Date.

     "Investor Certificate": As defined in the Trust Agreement.

     "Investor Certificateholder": As defined in the Trust Agreement.

     "Issuer": American Residential Eagle Bond Trust 1999-1, a Delaware business trust.

     "Issuer Order" and "Issuer Request": A written order or request of the Issuer signed on behalf of the Issuer by an Authorized Officer of the Owner Trustee or, in the case of such order or request required by Section 2.11, by an Authorized Officer of the holder of the Investor Certificate and delivered to the Indenture Trustee or the Authenticating Agent, as applicable.

     "Letter Agreement": The Letter of Representations to The Depository Trust Company from the Indenture Trustee and the Issuer dated April 14, 1999.

     "LIBOR Business Day": Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

     "LIBOR Carryover Amount": With respect to any Payment Date, the sum of
(i) the excess, if any, of the Monthly Interest Amount calculated on the basis of the Note Interest Rate (with regard to the CAP Rate but without regard to the Net Funds Cap applicable to such Payment Date) over the sum of (a) related Monthly Interest Amount calculated on the basis of the Net Funds Cap and (b) the Supplemental Interest Payment (if any) for such Payment Date, (ii) any LIBOR Carryover Amount remaining unpaid from prior Payment Dates and (iii) interest on the amount in clause (ii) calculated on the basis of the Note Interest Rate (with regard to the CAP Rate but without regard to the Net Funds Cap applicable to such Payment Date).

     "LIBOR Determination Date": With respect to any Payment Date, the second LIBOR Business Day prior to the first day of the relate Interest Accrual Period (or the second LIBOR Business Day prior to the Closing Date, in the case of the first Payment Date).

     "Liquidated Mortgage Loan": As defined in the Master Servicing Agreement.

     "Liquidation Date": With respect to any Mortgage Loan, the date of the final receipt of all Liquidation Proceeds, Insurance Proceeds or other payments with respect to such Mortgage Loan.

     "Liquidation Proceeds": As defined in the Master Servicing Agreement.

     "Loan-To-Value Ratio": As defined in the Master Servicing Agreement.

     "Manager": means AmREIT as manager of the Issuer under the Management Agreement and its successors and assigns.

     "Management Agreement": The management agreement dated as of April 1, 1999 between the Issuer and AmREIT, as manager.

     "Management Fee": With respect to any Payment Date, the monthly fee of $1,000 payable to AmREIT, as manager under the Management Agreement.

     "Management Fee Rate": With respect to any Payment Date, the Management Fee expressed as a percentage of the Aggregate Principal Balance as of the last day of the Due Period preceding such Payment Date.

     "Master Servicer": As defined in the Master Servicing Agreement.

     "Master Servicing Agreement": The Master Servicing Agreement dated as of April 1, 1999 among the Issuer, Advanta Mortgage Corp. USA, as Master Servicer, and the Indenture Trustee.

     "Master Servicing Fee": As defined in the Master Servicing Agreement.

     "Master Servicing Fee Rate": As defined in the Master Servicing
Agreement.

     "Maturity": With respect to any Note, the date on which the entire unpaid principal amount of such Note becomes due and payable as therein or herein provided, whether at the Final Maturity Date or by declaration of acceleration, call for redemption or otherwise.

     "Minimum Spread": 0.00% for the first fifteen Payment Dates, 0.50% from the sixteenth Payment Date to the sixtieth Payment Date and 0.75% thereafter.

     "Monthly Advance": As defined the Master Servicing Agreement.

     "Monthly Interest Amount": With respect to any Payment Date, an amount equal to interest accrued during the related Interest Accrual Period at the
Note Interest Rate on the Note Balance as of the preceding Payment Date (after giving effect to payments, if any, in reduction of principal made on the Notes on such preceding Payment Date), minus any Relief Act Shortfalls.

     "Monthly Payment": As defined in the Master Servicing Agreement.

     "Monthly Principal Amount": With respect to any Payment Date, an amount equal to (A) the aggregate of (i) all scheduled payments of principal received with respect to the Mortgage Loans due during the related Due Period and all other amounts collected, received or otherwise recovered in respect of principal on such Mortgage Loans (including Principal Prepayments) during or in respect of the related Collection Period, and (ii) the aggregate of all amounts allocable to principal deposited in the Note Payment Account on the related Remittance Date by the Initial Seller, the Seller or the Master Servicer in connection with a repurchase, release, removal or substitution of any such Mortgage Loans pursuant to the Master Servicing Agreement, reduced by
(B) the amount of any Overcollateralization Surplus with respect to such Payment Date.

     "Moody's": Moody's Investors Service, Inc. and its successors in interest.

     "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple in real property securing a Mortgage Loan.

     "Mortgage Insurance Policy": The primary mortgage insurance policy issued by the Mortgage Insurer insuring certain of those Mortgage Loans with original Loan-to-Value ratios in excess of 80% as indicated in the schedule to such policy.

     "Mortgage Insurance Premium": With respect to any Payment Date, the aggregate monthly premiums payable with respect to the Mortgage Loans covered by the Mortgage Insurance Policy.

     "Mortgage Insurance Premium Rate": With respect to any Payment Date, the Mortgage Insurance Premium expressed as an annual percentage of the Aggregate Principal Balance as of the last day of the Due Period preceding such Payment Date.

     "Mortgage Insurer": Commonwealth Mortgage Assurance Company and its successors and assigns.

     "Mortgage Loan": Each of the mortgage loans Granted to the Indenture Trustee under this Indenture as security for the Notes and that from time to time comprise part of the Trust Estate, including any property that secures a Mortgage that becomes REO Property. The Mortgage Loans are listed on the Schedule of Mortgage Loans annexed hereto as Schedule I.

     "Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement, dated as of April 1, 1999, by and between the Seller, as seller, and the Depositor, as purchaser.

     "Mortgage Note": The note or other instrument evidencing the indebtedness of a Mortgagor under the related Mortgage Loan.

     "Mortgage Pool": The pool of Mortgage Loans.

     "Mortgaged Property": The underlying property securing a Mortgage Note.

     "Mortgage Rate": As defined in the Master Servicing Agreement.

     "Mortgagor": The obligor under a Mortgage Note.

     "Net Funds Cap": With respect to any Payment Date, (i) the average of the Mortgage Rates of the Mortgage Loans as of the first day of the month preceding the month of such Payment Date (or in the case of the first Payment Date, the Cut-off Date), weighted on the basis of the Scheduled Principal Balances of the Mortgage Loans as of such date minus (ii) the Aggregate Expense Rate.

     "Net Liquidation Proceeds": As defined in the Master Servicing Agreement.

     "Nonrecoverable Advance": As defined in the Master Servicing Agreement.

     "Note Balance": The Original Note Balance minus the aggregate of amounts actually paid as principal to the Holders.

     "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register, except that, solely for the purpose of taking any action under Section 5.02 or giving of any consent pursuant to this Indenture, any Note registered in the name of the Issuer, the Initial Seller, the Seller, the Master Servicer or the Depositor or any Persons actually known by a Responsible Officer of the Indenture Trustee to be an Affiliate of the Issuer, the Initial Seller, the Seller, the Master Servicer or the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether Holders of the requisite Percentage Interests necessary to take any such action or effect any such consent have acted or consented unless the Issuer, the Initial Seller, the Seller, the Master Servicer, the Depositor or any such Person is an owner of record of all of the Notes.

     "Note Insurance Premium": With respect to any Payment Date, the monthly premium as set forth in the Premium Letter to be paid to the Note Insurer.

     "Note Insurance Premium Rate": With respect to any Payment Date, the rate specified in the Premium Letter.

     "Note Insurer": Financial Security Assurance Inc., a New York stock insurance company, and successors thereto.

     "Note Insurer Default" shall mean any one of the following events shall have occurred and be continuing:

          (a) The Note Insurer fails to make a payment required under the FSA Policy in accordance with its terms;

          (b) The Note Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

          (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (1) appointing a custodian, trustee, agent or receiver for the Note Insurer or for all or any material portion of its property or (2) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Note Insurer (or the taking of possession of all or any material portion of the property of the Note Insurer).

     "Note Interest Rate": With respect to any Payment Date, a per annum rate equal to the least of (i) the Formula Rate, (ii) the CAP Rate and (iii) the Net Funds Cap. Interest in respect of any Payment Date will accrue during the related Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed during such period.

     "Note Margin": 0.35% on or prior to the Initial Redemption Date and 0.70% after the Initial Redemption Date.

     "Note Payment Account": The segregated trust account, which shall be an Eligible Account, established and maintained pursuant to Section 8.02 and entitled "Norwest Bank Minnesota, National Association, as Indenture Trustee for American Residential Eagle Bond Trust 1999-1 Mortgage-Backed LIBOR Notes, Class A, Series 1999-1, Note Payment Account," on behalf of the Noteholders and the Note Insurer.

     "Note Register": As defined in Section 2.06.

     "Note Registrar": As defined in Section 2.06.

     "Notes": The American Residential Eagle Bond Trust 1999-1 Mortgage-Backed LIBOR Notes, Class A, Series 1999-1.

     "Notice Of Claim": The notice required to be furnished by the Indenture Trustee to the Note Insurer in the event an Insured Payment is required to be paid under the FSA Policy with respect to any Payment Date, in the form set forth as Exhibit C hereto.

     "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, Chief Operating Officer or a Vice President of the Seller, the Depositor, the Master Servicer or, in the case of the Issuer, an Authorized Officer of the Owner Trustee or of its Manager (to the extent the delivery of such certificates by the Manager is permitted under the Management Agreement), as the case may be, and delivered to the Indenture Trustee, Note Insurer or each Rating Agency, as the case may be.

     "One-Month LIBOR": With respect to each Payment Date, the rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the related LIBOR Determination Date. If such rate does not appear on such page (or other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Manager), the rate shall be the Reference Bank Rate. The "Reference Bank Rate" shall be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Manager) as of 11:00 A.M. London time, on the date that is two LIBOR Business Days prior to the immediately preceding Payment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Note Balance then outstanding. The Indenture Trustee shall request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate shall be the arithmetic mean (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%) of the quotations. If on such date fewer than two quotations are provided as requested, the rate shall be the arithmetic mean (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%) of the rates quoted by one or more major banks in New York City, selected by the Manager as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the Note Balance then outstanding. If no such quotations can be obtained, the rate shall be LIBOR for the prior Payment Date.

     "Opinion Of Counsel": A written opinion of counsel reasonably acceptable to the Indenture Trustee and, in the case of opinions delivered to the Note Insurer, reasonably acceptable to it. Any expense related to obtaining an Opinion of Counsel for an action requested by a party shall be borne by the party required to obtain such opinion or seeking to effect the action that requires the delivery of such Opinion of Counsel, except in such instances where such opinion is at the request of the Indenture Trustee, in which case such expense shall be an expense of the Issuer.

     "Original Note Balance": The principal balance of the Notes at the issue date thereof, equal to $229,000,000.

     "Outstanding": As of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (i) Definitive Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made;

          (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

          (iv) Notes alleged to have been destroyed, lost or stolen that have been paid as provided for in Section 2.07;

provided, however, that in determining whether the Holders of the requisite percentage of the Note Balance of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes or any Affiliate of the Issuer, the Indenture Trustee, the Initial Seller, the Seller, the Master Servicer or the Depositor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of the Issuer, the Initial Seller, the Seller, the Master Servicer or the Depositor or such other obligor; provided, further, however, that Notes that have been paid with the proceeds of the FSA Policy shall be deemed to be Outstanding for the purposes of this Indenture, such payment to be evidenced by written notice from the Note Insurer to the Indenture Trustee, and the Note Insurer shall be deemed to the Holder thereof to the extent of any payments thereon made by the Note Insurer.

     "Overcollateralization Amount": With respect to any Payment Date, the amount, if any, by which (x) the aggregate Principal Balance of the Mortgage Loans as of the end of the related Due Period exceeds (y) the Note Balance of the Notes as of such Payment Date after taking into account payments of the Monthly Principal Amount (disregarding any permitted reduction in Monthly Principal Amount due to an Overcollateralization Surplus) made on such Payment Date.

     "Overcollateralization Deficit": The amount, if any, by which (x) the Note Balance, after taking into account all payments to be made on such Payment Date in reduction thereof, including any Excess Cash Payments, exceeds
(y) the aggregate Principal Balance of the Mortgage Loans as of the end of the applicable Due Period.

     "Overcollateralization Surplus": With respect to any Payment Date, the amount, if any, by which (x) the Overcollateralization Amount for such Payment Date exceeds (y) the then applicable Required Overcollateralization Amount for such Payment Date.

     "Owner Trustee": Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor owner trustee thereunder.

     "Paying Agent": The Indenture Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to Section 3.03 to pay the principal of, or interest on, any Notes on behalf of the Issuer, which agent, if not the Indenture Trustee, shall have signed an instrument agreeing to be bound by the terms of this Indenture applicable to the Paying Agent.

     "Payment Date": The 25th day of each month or, if any such day is not a Business Day, the Business Day immediately following such 25th day, beginning May 25, 1999.

     "Payment Date Statement": The statement prepared pursuant to Section 2.08(d) with respect to collections on or in respect of the Mortgage Loans and other assets of the Trust Estate and payments on or in respect of the Notes, based upon the information contained in the report prepared pursuant to
Section 3(i) of the Master Servicing Agreement and setting forth the following information with respect to each Payment Date (to the extent the Master Servicer has made such information (other than the information described in clause (b) below) available to the Indenture Trustee):

          (a) the amount of such payment to the Noteholders on the related Payment Date allocable to (i) the Monthly Principal Amount (separately setting forth Principal Prepayments) and (ii) any Excess Cash Payment;

          (b) the amount of such payment to the Noteholders on such Payment Date allocable to the Monthly Interest Amount;

          (c) the Note Balance after giving effect to the payment of Monthly Principal Amount and any Excess Cash applied to reduce the Note Balance on such Payment Date;

          (d) the Aggregate Principal Balance of the Mortgage Loans as of the end of the related Due Period;

          (e) the amount of Monthly Advances made with respect to such Payment Date;

          (f) the number and the aggregate of the Principal Balances of the Mortgage Loans Delinquent (i) one month, (ii) two months and (iii) three or more months as of the end of the related Collection Period;

          (g) the aggregate of the Principal Balances of the Mortgage Loans in foreclosure or other similar proceeding or in which the borrower is in bankruptcy and the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure during the related Collection Period as of the last day of such Collection Period;

          (h) the aggregate of the Principal Balances of the Mortgage Loans repurchased by the Initial Seller, the Seller or the Issuer, separately setting forth the aggregate of the Principal Balances of Mortgage Loans Delinquent for three consecutive monthly installments purchased by the Issuer at its option pursuant to the Indenture;

          (i) the Insured Payment, if any, for such Payment Date;

          (j) the amount of the Master Servicing Fee paid to or retained by the Master Servicer with respect to such Payment Date;

          (k) the Overcollateralization Amount, the then applicable Required Overcollateralization Amount, the Overcollateralization Surplus, if any, and the Overcollateralization Deficit, if any, with respect to such Payment Date;

          (l) the aggregate outstanding principal balance of the three largest outstanding Mortgage Loans;

          (m) the Weighted Average Net Mortgage Rate on the Mortgage Loans as of the first day of the month prior to the Payment Date;

          (n) the Aggregate Expense Rate with respect to such Payment Date;

          (o) the Note Interest Rate for such Payment Date;

          (p) the amount of any Supplemental Interest Payment made by the Note Insurer on such Payment Date and deposited in the Supplemental Interest Payment Account; and

          (q) the Step Down Cumulative Loss Test, the Step Down Rolling Delinquency Test, the Step Down Rolling Loss Test, the Step Down Trigger, the Stepped Down Required Overcollateralized Percentage, the Step Up Cumulative Loss Test, the Step Up MI Trigger, the Step Up Rolling Delinquency Test, the Step Up Rolling Loss Test and the Step Up Trigger for such Payment Date and the percentage difference (if any) between the calculated percentage and the threshold or trigger percentage specified in such test or trigger event.

     In the case of information furnished pursuant to clauses (a) and (b) above, the amounts shall be expressed as a dollar amount per Note with a $1,000 principal denomination. In addition, for each Payment Date, the Indenture Trustee shall also be required to provide the Underwriter and Bloomberg Financial Services a loan level amortization tape in standard industry format.

     "Percentage Interest": With respect to a Note, the undivided percentage interest (carried to eight places rounded down) obtained by dividing the original principal balance of such Note by the Original Note Balance and multiplying the result by 100.

     "Permitted Investments": As defined in the Master Servicing Agreement.

     "Person": Any individual, corporation, limited liability company, partnership, joint venture, association joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Policy Payments Account": The special purpose trust account established by the Indenture Trustee pursuant to Section 8.03(b) hereof.

     "Predecessor Notes": With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

     "Preference Amount": Any amount previously distributed to a Noteholder that is recoverable and sought to be recovered as a avoidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

     "Premium Letter": The premium letter dated April 15, 1999 between the Initial Seller and the Note Insurer.

     "Prepayment Interest Shortfall": As defined in the Master Servicing Agreement.

     "Principal Balance": As to any Mortgage Loan and any Determination Date, the actual outstanding principal amount thereof as of the close of business on the Determination Date in the preceding month (or, in the case of the first Payment Date, as of the Cut-off Date) less (i) all scheduled payments of principal received) with respect to the Mortgage Loan and due during the related Due Period and all other amounts collected, received or otherwise recovered in respect of principal on the Mortgage Loan (including Principal Prepayments) during or in respect of the related Collection Period, Net Liquidation Proceeds allocable to principal recovered or collected in respect of such Mortgage Loan during the related Collection Period and (ii) the portion of the Purchase Price allocable to principal to be remitted by the Initial Seller to the Indenture Trustee on or prior to the related Deposit Date in connection with a repurchase of such Mortgage Loan pursuant to the Sale Agreements, Master Servicing Agreement or Section 8.05 hereof, to the extent such amount is actually remitted on or prior to such Deposit Date; provided, however, that Mortgage Loans that have become Liquidated Mortgage Loans since the end of the preceding Determination Date (or, in the case of the first Determination Date, since the Cut-off Date) will be deemed to have a Principal Balance of zero on the current Determination Date.

     "Principal Prepayment": As defined in the Master Servicing Agreement.

     "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

     "Purchase Price": As defined in the Master Servicing Agreement.

     "Purchase and Sale Agreements": As defined in the Master Servicing
Agreement.

     "Rating Agencies": Standard & Poor's and Moody's (each, a "Rating Agency"). If either such agency or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical credit rating agency, or other comparable Person, designated by the Master Servicer, notice of which designation shall be given to the Indenture Trustee.

     "Realized Loss": As defined in the Master Servicing Agreement.

     "Record Date": With respect to any Payment Date, the date on which the Persons entitled to receive any payment of principal of or interest on any Notes (or notice of a payment in full of principal) due and payable on such Payment Date are determined; such date shall be the last Business Day preceding such Payment Date or, with respect to Definitive Notes, the last Business Day of the month preceding the month of such Payment Date. With respect to a vote of Noteholders required or allowed hereunder, the Record Date shall be the later of (i) 30 days prior to the first solicitation of consents or (ii) the date of the most recent list of Noteholders furnished to the Indenture Trustee pursuant to Section 7.01(a) prior to such solicitation.

     "Redemption Date": The Payment Date, if any, on which the Notes are redeemed pursuant to Article X hereof which date may occur (i) on the Initial Redemption Date or (ii) after the Indenture Trustee has received an acceptable offer to purchase the Trust Estate as set forth in Section 10.01(c) hereof.

     "Redemption Price": An amount at least equal to the sum of (i) 100% of the then outstanding Note Balance, plus accrued interest thereon through the end of the Interest Accrual Period immediately preceding the related Payment Date, (ii) any amounts due and owing to the Note Insurer under the Insurance Agreement (including any amounts that will become due as a result of such redemption), (iii) any unreimbursed Master Servicing Fees, Monthly Advances and Servicing Advances, including Nonrecoverable Advances and (iv) all unpaid fees and expenses of, and other amounts due and owing to, the Owner Trustee and the Indenture Trustee.

     "Relief Act Shortfalls": With respect to any Due Period, the aggregate reductions in interest collected on the Mortgage Loans as a result of The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     "Remittance Amount": As defined in the Master Servicing Agreement.

     "Remittance Date": The date each month on which funds on deposit in the Collection Account are remitted by the Master Servicer to the Indenture Trustee for deposit into the Note Payment Account, which date shall be with respect to any Payment Date, the 18th day of the month in which such Payment Date occurs, or the next succeeding Business Day, if such 18th day is not a Business Day.

     "REO Property": As defined in the Master Servicing Agreement.

     "Replacement Mortgage Loan": As defined in the Master Servicing
Agreement.

     "Required Overcollateralization Amount": With respect to any Payment Date, an amount equal to 2.25% of the Cut-off Date Aggregate Principal Balance of the Mortgage Loans, subject to the following: (i) if the Step Up Trigger has occurred, the Required Overcollateralization Amount for such Payment Date will be an amount equal to either (A) if the Step Up Trigger has occurred solely because the Step Up Rolling Delinquency Trust is met on such Payment Date, an amount equal to the aggregate Principal Balance of all Mortgage Loans that are 60 or more days Delinquent, or in foreclosure or have been converted to REO Properties or (B) in all other cases, the Aggregate Principal Balance of the Mortgage Loans as of the end of the related Due Period; (ii) if the Spread Squeeze Condition is met, the Required Overcollateralization Amount for such Payment Date will be an amount equal to the sum of (A) the Required Overcollateralization Amount for such Payment Date determined as though the Spread Squeeze Condition were not met plus (B) the Spread Squeeze Overcollateralization Increase Amount or (ii) if neither the Step Up Trigger has occurred nor the Spread Squeeze Condition is met but the Step Down Trigger has occurred, the Required Overcollateralization Amount for such Payment Date will be an amount equal to the greater of (A) 0.50% of the Cut-off Date Aggregate Principal Balance of the Mortgage Loans and (B) the lesser of (x) 2.25% of the Cut-off Date Aggregate Principal Balance of the Mortgage Loans, and (y) the Stepped Down Required Overcollateralized Percentage of the aggregate Principal Balance of the Mortgage Loans and REO Properties as of the end of the related Due Period. Notwithstanding, any provision to the contrary contained herein, the Required Overcollateralization Amount may be reduced by the Note Insurer.

     "Required Payment Amount": With respect to any Payment Date, the Monthly Interest Amount (net of Prepayment Interest Shortfalls which are not covered by Compensating Interest Payments) for such Payment Date plus the amount of any Overcollateralization Deficit for such Payment Date.

     "Responsible Officer": With respect to the Indenture Trustee, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any trust officer or assistant trust officer, the controller, any assistant controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Rolling Delinquency Percentage": With respect to any Payment Date, the average of the Delinquency Percentages as of the last day of each of the three (or one or two, in the case of the first or second Payment Dates, respectively) preceding Due Periods.

     "Sale": The meaning specified in Section 5.17.

     "Sale Agreements": The Initial Mortgage Loan Purchase Agreement together with the Mortgage Loan Purchase Agreement.

     "Schedule of Mortgage Loans": As defined in the Master Servicing
Agreement.

     "Scheduled Payments": As defined in the FSA Policy.

     "Scheduled Principal Balance": (i) with respect to any Mortgage Loan as of any Payment Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date in the related Due Period, whether or not received from the mortgagor, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the Collection Period ending in the month prior to the month of such Payment
Date) and (ii) with respect to any REO Property as of any Payment Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by the Master Servicer (reduced by any amount applied as a reduction of principal on the Mortgage Loan).

     "Seller": American Residential Eagle, Inc., a Delaware corporation.

     "Servicing Advance": As defined in the Master Servicing Agreement.

     "Servicing Fee Rate": As defined in the Master Servicing Agreement.

     "Spread Squeeze Condition": The Spread Squeeze Condition will be met with respect to a Payment Date following the fourteenth Payment Date if, with respect to the fifteenth Payment Date through the twenty-seventh Payment Date, the Spread Squeeze Percentage for such Payment Date is less than 2.00% and for any Payment Date after the twenty-seventh Payment Date, the Spread Squeeze Percentage for such Payment Date is less than 2.75%.

     "Spread Squeeze Overcollateralization Increase Amount": For any Payment Date on which the Spread Squeeze Condition is met, an amount equal to the product obtained by multiplying (i) three, (ii) the excess, if any, of 2.00% (with respect to the fifteenth Payment Date through the twenty-seventh Payment
Date) or 2.75% (with respect to any Payment Date after the twenty-seventh Payment Date) over the Spread Squeeze Percentage for such Payment Date and
(iii) the Cut-off Date Aggregate Principal Balance of the Mortgage Loans.

     "Spread Squeeze Percentage": With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the product of 12 and the Excess Cash for such Distribution Date, and the denominator of which is the aggregate Principal Balance of the Mortgage Loans as of such Payment Date.

     "Standard & Poor's": Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc., and its successors in interest.

     "Step Down Cumulative Loss Test": The Step Down Cumulative Loss Test will be met with respect to a Payment Date as follows: (i) for the 31st through the 41st Payment Dates, if the Cumulative Loss Percentage for such Payment Date is 1.65% or less; (ii) for the 42nd through the 53rd Payment Dates, if the Cumulative Loss Percentage for such Payment Date is 2.15% or less; (iii) for the 54th through the 65th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is 2.55% or less; (iv) for 66th through the 77th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is 2.90% or less; and (v) after the 77th Payment Date, if the Cumulative Loss Percentage for such Payment Date is 3.50% or less.

     "Step Down Rolling Delinquency Test": The Step Down Rolling Delinquency Test will be met with respect to a Payment Date if the Rolling Delinquency Percentage for such Distribution Date is 10.00% or less.

     "Step Down Rolling Loss Test": The Step Down Rolling Loss Test will be met with respect to a Payment Date if the Annual Loss Percentage is less than 0.80%.

     "Step Down Trigger": For any Payment Date after the 30th Payment Date, the Step Down Trigger will have occurred if each of the Step Down Cumulative Loss Test, the Step Down Rolling Delinquency Test and the Step Down Rolling Loss Test is met. In no event will the Step Down Trigger be deemed to have occurred for the 30th Payment Date or any preceding Payment Date.

     "Stepped Down Required Overcollateralized Percentage": For any Payment Date for which the Step Down Trigger has occurred, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 2.25% of the Cut-off Date Aggregate Principal Balance of the Mortgage Loans, and the denominator of which is the aggregate Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of
(A) the percentage calculated under clause (i) above minus 4.50%, multiplied by (B) the number of consecutive Payment Dates through and including the Payment Date for which the Stepped Down Required Overcollateralized Percentage is being calculated, up to a maximum of three, for which the Step Down Trigger has occurred, and the denominator of which is three.

     "Step Up Cumulative Loss Test": The Step Up Cumulative Loss Test will be met with respect to a Payment Date as follows: (i) for the 1st through the 12th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is more than 0.85%; (ii) for the 13th through the 24th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is more than 1.20%; (iii) for the 25th through the 36th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is more than 1.95%; (iv) for the 37th through the 48th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is more than 2.75%; (v) for the 49th through the 60th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is more than 3.30% and (vi) for the 61st Payment Date and any Payment Date thereafter, if the Cumulative Loss Percentage for such Payment Date is more than 4.10%.

     "Step Up MI Trigger": For any Payment Date, the Step Up MI Trigger will be met if either (i) the rating assigned to the Mortgage Insurer is withdrawn by either Rating Agency or reduced below "AA-" or "Aa3" by S&P or Moody's, respectively, or the cumulative amount of claim denials under the Mortgage Insurance Policy exceeds either (i) 0.45% of the Cut-off Date Aggregate Principal Balance, if the current Aggregate Principal Balance of the Mortgage Loans is greater than or equal to 50% of the Cut-off Date Aggregate Principal Balance or (ii) 1.15% of the current Pool Balance, if the Aggregate Principal Balance of the Mortgage Loans is less than 50% of the Cut-off Date Aggregate Principal Balance.

     "Step Up Rolling Delinquency Test": The Step Up Rolling Delinquency Test will be met with respect to a Payment Date if the Rolling Delinquency Percentage for such Payment Date is more than 12%.

     "Step Up Rolling Loss Test": The Step Up Rolling Loss Test will be met with respect to a Payment Date, if the Annual Loss Percentage is more than 1.10%.

     "Step Up Trigger": For any Payment Date, the Step Up Trigger will have occurred if any one of the Step Up Cumulative Loss Test, the Step Up Rolling Delinquency Test, the Step Up Rolling Loss Test or Step Up MI Trigger is met.

     "Supplemental Interest Payments": With respect to any Payment Date, the amount due to the Note Insurer in respect of such Payment Date pursuant to the Cap Agreement.

     "Supplemental Interest Payment Account": The trust account established by the Indenture Trustee pursuant to Section 8.02(b) of the Indenture.

     "Telerate Page 3750": The display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

     "Trust Agreement": That certain Deposit Trust Agreement, dated as of April 1, 1999, between the Depositor and the Owner Trustee.

     "Trust Estate": All money, instruments and other property subject or intended to be subject to the lien of this Indenture for the benefit of the Noteholders and the Note Insurer as of any particular time (including, without limitation, all property and interests Granted to the Indenture Trustee, including all proceeds thereof).

     "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as it may be amended from time to time.

     "Trustee Mortgage Files": As defined in the Master Servicing Agreement.

     "Trust Paying Agent": The entity appointed to act as paying agent pursuant to the Trust Agreement with respect to amounts on deposit from time to time in the Certificate Distribution Account and distributions thereof to Certificateholders. The initial Trust Paying Agent is Norwest Bank Minnesota, National Association.

     "Underwriter": Bear, Stearns & Co. Inc.

     "Vice President": Any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".


                                  ARTICLE II

                                   THE NOTES

     Section 2.01. Forms Generally.

     The Notes shall be in substantially the form set forth on Exhibit A attached hereto. Each Note may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the Issuer, as evidenced by its execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof with an appropriate reference on the face of the Note.

     The Definitive Notes may be produced in any manner determined by the Issuer, as evidenced by its execution thereof.

     Section 2.02. Forms Of Certificate Of Authentication.

     The form of the Authenticating Agent's certificate of authentication is as follows: This is one of the Notes referred to in the within-mentioned Indenture.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION, as Authenticating Agent

                                          By:
                                            ----------------------------------
                                            Authorized Signatory

     Section 2.03. General Provisions With Respect To Principal And Interest Payment.

     The Notes shall be designated generally as the "Mortgage-Backed LIBOR Notes, Class A, Series 1999-1" of the Issuer.

     The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is limited to $229,000,000, except for the Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.06, 2.07, or 9.06 of this Indenture. The Notes shall consist of one class, having an Original Note Balance of $229,000,000 and Final Maturity Date of April 25, 2029.

     The Notes shall be issued in the form specified in Section 2.01.

     Subject to the provisions of Section 3.01, Section 5.07, Section 5.09 and
Section 8.02(d), the principal of the Notes shall be payable in installments ending no later than the Final Maturity Date unless the unpaid principal of such Notes becomes due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise.

     All payments made with respect to any Note shall be applied first to the interest then due and payable on such Note and then to the principal thereof. All computations of interest accrued on any Note shall be made on the basis of a 360-day year and the actual number of days elapsed in the Interest Accrual Period.

     Interest on the Notes shall accrue at the Note Interest Rate during each Interest Accrual Period on the Note Balance of each Outstanding Note at the end of such Interest Accrual Period. Interest accrued during an Interest Accrual Period shall be payable on the next following Payment Date.

     All payments of principal of and interest on any Note shall be made in the manner specified in Section 2.08.

     Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes, if the Notes have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on the Notes shall be made in accordance with Section 5.07.

     Section 2.04. Denominations.

     The Notes shall be issuable only as registered Notes in the minimum denomination of $50,000 and integral multiples of $1 in excess thereof, with the exception of one Note which may be issued in a lesser amount.

     Section 2.05. Execution, Authentication, Delivery And Dating.

     The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee. The signature of such Authorized Officer of the Owner Trustee on the Notes may be manual or by facsimile.

     Notes bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer of the Owner Trustee shall bind the Issuer, notwithstanding that such individual has ceased to be an Authorized Officer of the Owner Trustee prior to the authentication and delivery of such Notes or was not an Authorized Officer of the Owner Trustee at the date of such Notes.

     At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed on behalf of the Issuer to the Authenticating Agent for authentication; and the Authenticating Agent shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

     Each Note authenticated on the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by the manual signature of one of its authorized officers or employees, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.06. Registration, Registration Of Transfer And Exchange.

     The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Indenture Trustee shall remain the Note Registrar throughout the term hereof. Upon any resignation of the Indenture Trustee, the Issuer shall promptly appoint a successor, with the approval of the Note Insurer, or, in the absence of such appointment, the Issuer shall assume the duties of Note Registrar.

     Upon surrender for registration of transfer of any Note at the office or agency of the Note Registrar to be maintained as provided in Section 3.02, the Owner Trustee on behalf of the Issuer, shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount.

     At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, and of a like aggregate initial principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Authenticating Agent shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by the Holder thereof or its attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer and the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes.

     Section 2.07. Mutilated, Destroyed, Lost Or Stolen Notes.

     If (1) any mutilated Note is surrendered to the Note Registrar or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Note Registrar such security or indemnity as may be required by the Note Registrar to save each of the Issuer, the Note Insurer and the Note Registrar harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Issuer shall execute and upon its request the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Issuer and the Note Registrar shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Note Registrar in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

     Upon the issuance of any new Note under this Section, the Issuer or the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

     Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.08. Payments Of Principal And Interest.

          (a) Payments on Notes issued as Book-Entry Notes will be made by or on behalf of the Indenture Trustee to the Clearing Agency or its nominee. Any installment of interest or principal payable on any Definitive Notes shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Payment Date by either (i) check mailed to such Person's address as it appears in the Note Register on such Record Date, or (ii) by wire transfer of immediately available funds to the account of a Noteholder, if such Noteholder (A) is the registered holder of Definitive Notes having an initial principal amount of at least $1,000,000 and (B) has provided the Indenture Trustee with wiring instructions in writing by five Business Days prior to the related Record Date or has provided the Indenture Trustee with such instructions for any previous Payment Date, except for the final installment of principal payable with respect to such Note (or the Redemption Price for any Note called for redemption, if such redemption will result in payment of the then entire unpaid principal amount of such Note), which shall be payable as provided in subsection (b) below of this Section 2.08. A fee may be charged by the Indenture Trustee to a Noteholder of Definitive Notes for any payment made by wire transfer. Any installment of interest or principal not punctually paid or duly provided for by the Issuer shall be payable as soon as funds are available to the Indenture Trustee for payment thereof, or if Section 5.07 applies, pursuant to Section 5.07.

          (b) All reductions in the principal amount of a Note (or one or more Predecessor Notes) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final installment of principal of each Note (including the Redemption Price of any Note called for optional redemption, if such optional redemption will result in payment of the entire unpaid principal amount of such Note) shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the Indenture Trustee's presenting office located within the United States of America pursuant to Section 3.02.

     Whenever the Indenture Trustee expects that the entire remaining unpaid principal amount of any Note will become due and payable on the next Payment Date other than pursuant to a redemption pursuant to Article X, it shall, no later than two days prior to such Payment Date, telecopy or hand deliver to each Person in whose name a Note to be so retired is registered at the close of business on such otherwise applicable Record Date a notice to the effect that:

          (i) the Indenture Trustee expects that funds sufficient to pay such final installment will be available in the Note Payment Account on such Payment Date; and

          (ii) if such funds are available, (A) such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Note at the office or agency of the Note Registrar maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice) and (B) no interest shall accrue on such Note after such Payment Date.

     A copy of such form of notice shall be sent to the Note Insurer by the Indenture Trustee.

     Notices in connection with redemptions of Notes shall be mailed to Noteholders in accordance with Section 10.02.

          (c) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to unpaid principal and interest that were carried by such other Note. Any checks mailed pursuant to subsection (a) of this Section 2.08 and returned undelivered shall be held in accordance with Section 3.03.

          (d) Each Payment Date Statement, prepared by the Indenture Trustee based on the payment date statement delivered to the Indenture Trustee by the Master Servicer pursuant to Section 2(h) of the Master Servicing Agreement, shall be delivered by the Indenture Trustee to the Note Insurer, the Rating Agencies, the Owner Trustee, the Underwriters and each Noteholder as the statement required pursuant to Section 8.06. Neither the Indenture Trustee nor the Paying Agent shall have any responsibility to recalculate, verify or recompute information contained in any such tape, electronic data file or disk or any such payment date statement delivered by the Master Servicer except to the extent necessary to satisfy all obligations under this Section 2.08(d).

     Within 90 days after the end of each calendar year, the Indenture Trustee will be required to furnish to each person who at any time during the calendar year was a Noteholder, if requested in writing by such person, a statement containing the information set forth in subclauses (i) and (ii) of Payment Date Statement, aggregated for such calendar year or the applicable portion thereof during which such person was a Noteholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

     Section 2.09. Persons Deemed Owner.

     Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, any Paying Agent and any other agent of the Issuer, the Note Insurer or the Indenture Trustee may treat the Person in whose name any Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments of the principal of and interest on such Note and (b) on any other date for all other purposes whatsoever, and neither the Issuer, the Indenture Trustee, any Paying Agent nor any other agent of the Issuer, the Note Insurer or the Indenture Trustee shall be affected by notice to the contrary.

     Section 2.10. Cancellation.

     All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly canceled by it. The Issuer may at any time deliver to the Note Registrar for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Note Registrar shall be held by the Note Registrar in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

     Section 2.11. Authentication And Delivery Of Notes.

     The Notes shall be executed by an Authorized Officer of the Owner Trustee on behalf of the Issuer and delivered to the Authenticating Agent for authentication, and thereupon the same shall be authenticated and delivered by the Authenticating Agent, upon Issuer Request and upon receipt by the Authenticating Agent of all of the following:

          (a) An Issuer Order authorizing the execution, authentication and delivery of the Notes and specifying the Final Maturity Date, the principal amount and the Note Interest Rate (or the manner in which such Note Interest Rate is to be determined) of such Notes to be authenticated and delivered.

          (b) An Issuer Order authorizing the execution and delivery of this Indenture.

          (c) One or more Opinions of Counsel addressed to the Authenticating Agent and the Note Insurer or upon which the Authenticating Agent and the Note Insurer is expressly permitted to rely, complying with the requirements of
Section 11.01, reasonably satisfactory in form and substance to the Authenticating Agent and the Note Insurer.

     In rendering the opinions set forth above, such counsel may rely upon officer's certificates of the Issuer (or its Manager to the extent delivery of such certificate by the Manager on behalf of the Issuer is permitted under the Management Agreement), the Owner Trustee, the Master Servicer and the Indenture Trustee, without independent confirmation or verification with respect to factual matters relevant to such opinions. In rendering the opinions set forth above, such counsel need express no opinion as to (A) the existence of, or the priority of the security interest created by the Indenture against, any liens or other interests that arise by operation of law and that do not require any filing or similar action in order to take priority over a perfected security interest or (B) the priority of the security interest created by this Indenture with respect to any claim or lien in favor of the United States or any agency or instrumentality thereof (including federal tax liens and liens arising under Title IV of the Employee Retirement Income Security Act of 1974).

     The acceptability to the Note Insurer of the Opinion of Counsel delivered to the Indenture Trustee and the Note Insurer at the Closing Date shall be conclusively evidenced by the delivery on the Closing Date of the FSA Policy.

          (d) An Officers' Certificate of the Issuer (or its Manager) complying with the requirements of Section 11.01 and stating that:

               (i) the Issuer is not in Default under this Indenture and the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Issuer's Certificate of Trust or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with;

               (ii) the Issuer is the owner of each Mortgage Loan, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Mortgage Loan (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Mortgage Loan to the Indenture Trustee;

               (iii) the information set forth in the Schedule of Mortgage Loans attached as Schedule I to this Indenture is correct;

               (iv) the Issuer has Granted to the Indenture Trustee all of its right, title and interest in each Mortgage Loan;

               (v) as of the Closing Date, no lien in favor of the United States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in Section 4068(a) of the Employee Retirement Income Security Act of 1974, as amended, has been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Issuer; and

               (vi) attached thereto is a true and correct copy of letters signed by each Rating Agency confirming that the Notes have been rated in the highest rating category of such Rating Agency.

          (e) An executed counterpart of the Master Servicing Agreement.

          (f) Executed counterparts of the Sale Agreements.

          (g) An executed counterpart of the Trust Agreement.

          (h) The Mortgage Insurance Policy as issued by the Mortgage Insurer.

          (i) The FSA Policy as issued by the Note Insurer.

          (j) An executed counterpart of the Cap Agreement.

     Section 2.12. Book-Entry Note.

     The Notes will be issued initially as one or more certificates in the name of the Cede & Co., as nominee for the Clearing Agency maintaining book-entry records with respect to ownership and transfer of such Notes, and registration of the Notes may not be transferred by the Note Registrar except upon Book-Entry Termination. In such case, the Note Registrar shall deal with the Clearing Agency as representatives of the Beneficial Owners of such Notes for purposes of exercising the rights of Noteholders hereunder. Each payment of principal of and interest on a Book-Entry Note shall be paid to the Clearing Agency, which shall credit the amount of such payments to the accounts of its Clearing Agency Participants in accordance with its normal procedures. Each Clearing Agency Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book-Entry Notes that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Notes that it represents. All such credits and disbursements are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with the provisions of the Notes. None of the Indenture Trustee, the Note Registrar, the Issuer, any Paying Agent or the
Note Insurer shall have any responsibility therefor except as otherwise provided by applicable law. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

     Section 2.13. Termination Of Book Entry System.

          (a) The book-entry system through the Clearing Agency with respect to the Book-Entry Notes may be terminated upon the happening of any of the following:

               (i) The Clearing Agency advises the Indenture Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as nominee and depositary with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor clearing agency satisfactory to the Issuer;

               (ii) The Issuer, in its sole discretion, elects to terminate the book-entry system by notice to the Clearing Agency and the Indenture Trustee; or

               (iii) After the occurrence of an Event of Default (at which time the Indenture Trustee shall use all reasonable efforts to promptly notify each Beneficial Owner through the Clearing Agency of such Event of Default), the Beneficial Owners of no less than 51% of the Note Balance of the Book-Entry Notes advise the Indenture Trustee in writing, through the related Clearing Agency Participants and the Clearing Agency, that the continuation of a book-entry system through the Clearing Agency to the exclusion of any Definitive Notes being issued to any person other than the Clearing Agency or its nominee is no longer in the best interests of the Beneficial Owners.

          (b) Upon the occurrence of any event described in subsection (a) above, the Indenture Trustee shall use all reasonable efforts to notify all Beneficial Owners, through the Clearing Agency, of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners requesting the same, in an aggregate Current Note Balance representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest and previous calls for redemption. Definitive Notes shall be issued only upon surrender to the Indenture Trustee of the global Note by the Clearing Agency, accompanied by registration instructions for the Definitive Notes. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Notes, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall cease to be applicable and the provisions relating to Definitive Notes shall be applicable.


                                  ARTICLE III

                                   COVENANTS

     Section 3.01. Payment Of Notes.

     The Issuer will pay or cause to be duly and punctually paid the principal of, and interest on, the Notes in accordance with the terms of the Notes and this Indenture. The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Trust Estate as provided in this Indenture and the Issuer shall not otherwise be liable for payments on the Notes. No person (including the Note Registrar, the Paying Agent, if any, the Indenture Trustee and, except to the extent provided by the FSA Policy, the Note Insurer) shall be personally liable for any amounts payable under the Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

     Section 3.02. Maintenance Of Office Or Agency.

     The Issuer will cause the Note Registrar to maintain its corporate trust office at a location where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.

     The Issuer may also from time to time at its own expense designate one or more other offices or agencies within the United States of America where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, any designation of an office or agency for payment of Notes shall be subject to
Section 3.04. The Issuer will give prompt written notice to the Indenture Trustee and the Note Insurer of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 3.03. Money For Note Payments To Be Held In Trust.

     All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 8.02(c) or Section 5.07 shall be made on behalf of the Issuer by the Paying Agent, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in Section 5.07 or Section 8.02.

     With respect to Definitive Notes, if the Issuer shall have a Paying Agent that is not also the Note Registrar, such Note Registrar shall furnish, no later than the fifth calendar day after each Record Date, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Notes and of the number of Individual Notes held by each such Holder.

     Whenever the Issuer shall have a Paying Agent other than the Indenture Trustee, it will, on or before the Business Day next preceding each Payment Date direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Note Payment Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article VIII.

     Subject to the prior consent of the Note Insurer, any Paying Agent other than the Indenture Trustee may be appointed by Issuer Order and at the expense of the Issuer. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) that is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (c) of the definition of the term Permitted Investments. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

               (1) allocate all sums received for payment to the Holders of Notes on each Payment Date among such Holders in the proportion specified in the applicable Payment Date Statement, in each case to the extent permitted by applicable law;

               (2) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (3) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Notes if at any time the Paying Agent ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

               (4) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to any Notes for which it is acting as Paying Agent;

               (5) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

               (6) comply with all requirements of the Code, and all regulations thereunder, with respect to withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any of the Notes, the Issuer has provided the calculations pertaining thereto to the Indenture Trustee and the Paying Agent.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Issuer Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two and one-half years after such amount has become due and payable to the Holder of such Note (or if earlier, three months before the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or any Agent, at the last address of record for each such Holder).

     Section 3.04. Existence Of Issuer.

          (a) Subject to Sections 3.04(b) and (c), the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state or the United States of America, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Master Servicing Agreement and the FSA Insurance Agreement.

          (b) Subject to Section 3.09(vii) and the prior written consent of the Note Insurer, any entity into which the Issuer may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Issuer shall be a party, shall be the successor Issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything in any agreement relating to such merger or consolidation, by which any such Issuer may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding (other than Section 3.09(vii)).

          (c) Upon any consolidation or merger of or other succession to the Issuer in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Issuer) may exercise every right and power of, and shall have all of the obligations of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

     Section 3.05. Protection Of Trust Estate.

          (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

               (i) Grant more effectively all or any portion of the Trust
     Estate;

               (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

               (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iv) enforce any of the Mortgage Loans, the Master Servicing Agreement or the Mortgage Loan Purchase Agreement; or

               (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, and of the Noteholders, in the Mortgage Loans and the other property held as part of the Trust Estate against the claims of all Persons and parties.

          (b) The Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held, or to which it is intended to be removed, as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.1l(c), or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

     Section 3.06. [Reserved]

     Section 3.07. Performance Of Obligations; Master Servicing Agreement.

          (a) The Issuer shall (or cause its Manager to) punctually perform and observe all of its obligations under this Indenture , the Custodial Agreement and the Master Servicing Agreement.

          (b) The Issuer shall not take any action and will use its Best Efforts not to permit any action to be taken by its Manager that would release any Person from any of such Person's covenants or obligations under any of the Trustee Mortgage Files or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents or instruments contained in the Trustee Mortgage Files, except as expressly permitted in this Indenture, the Master Servicing Agreement or such document included in the Trustee Mortgage File or other instrument or unless such action will not adversely affect the interests of the Holders of the Notes.

          (c) If the Issuer shall have knowledge of the occurrence of a default under the Master Servicing Agreement or a Default hereunder, the Issuer shall (or cause its Manager to) promptly notify the Indenture Trustee, the Note Insurer and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer (or its Manager) is taking with respect to such default or Default, as the case may be.

          (d) Upon any termination of the Master Servicer's rights and powers pursuant to the Master Servicing Agreement, the Indenture Trustee shall promptly notify the Rating Agencies. As soon as any successor Master Servicer is appointed, the Indenture Trustee shall notify the Rating Agencies, specifying in such notice the name and address of such successor Master Servicer.

     Section 3.08. Investment Company Act.

     The Issuer shall at all times conduct its operations so as not to be subject to, or shall comply with, the requirements of the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

     Section 3.09. Negative Covenants.

     The Issuer shall not:

          (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture or the Master Servicing Agreement;

          (ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

          (iii) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of the Notes pursuant to this Indenture or amend the Trust Agreement, as in effect on the Closing Date, other than in accordance with Section 11.01;

          (iv) incur, issue, assume or otherwise become liable for a indebtedness other than the Notes;

          (v) incur, assume, guaranty or agree to indemnify any Person with respect to any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

          (vi) dissolve or liquidate in whole or in part (until the Notes are paid in full);

          (vii) (1) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be impaired, amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (2) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, or (3) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate; or

          (viii) take any other action that should reasonably be expected to, or fail to take any action if such failure should reasonably be expected to, cause the Issuer to be taxable as (a) an association pursuant to
     Section 7701 of the Code or (b) a taxable mortgage pool pursuant to
     Section 7701(i) of the Code.

     Section 3.10. Annual Statement As To Compliance.

     On or before December 31, 1999, and each December 31 thereafter, the Issuer shall (or cause its Manager to) deliver to the Indenture Trustee, the
Note Insurer and the Underwriters a written statement, signed by an Authorized Officer of the Owner Trustee, stating that:

               (1) a review of the fulfillment by the Issuer during such year of its obligations under this Indenture has been made under such Authorized Officer's supervision; and

               (2) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such covenant or condition, specifying each such Default known to such Authorized Officer and the nature and status thereof.

     Section 3.11. Restricted Payments.

     The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Master Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Master Servicer, the Indenture Trustee, the Custodian, the Owner Trustee, the Note Insurer and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture, the Master Servicing Agreement or the Trust Agreement and the Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Note Payment Account except in accordance with this Indenture.

     Section 3.12. Treatment Of Notes As Debt For Tax Purposes.

     The Issuer shall treat the Notes as indebtedness for all federal and state tax purposes.

     Section 3.13. Notice Of Events Of Default.

     The Issuer shall give the Indenture Trustee, the Note Insurer, the Rating Agencies and the Underwriters prompt written notice of each Default and Event of Default hereunder, each default on the part of the Master Servicer of its obligations under the Master Servicing Agreement and each default on the part of the Initial Seller of its obligations under the Sale Agreements.

     Section 3.14. Further Instruments And Acts.

     Upon request of the Indenture Trustee or the Note Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

     Section 4.01. Satisfaction And Discharge Of Indenture.

     Whenever the following conditions shall have been satisfied:

               (1)  either

               (A) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.07, and (ii) Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.03) have been delivered to the Note Registrar for cancellation; or

               (B) all Notes not theretofore delivered to the Note Registrar for cancellation

                    (i)  have become due and payable, or

                    (ii) will become due and payable at the Final Maturity
                         Date within one year, or

                    (iii)are to be called for redemption within one year under irrevocable arrangements satisfactory to the
                         Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

          and the Issuer, in the case of clauses (B)(i), (B)(ii) or (B)(iii) above, has irrevocably deposited or caused to be deposited with the Indenture Trustee cash or direct obligations of, or obligations guaranteed by, the United States of America (which will mature prior to the date such amounts are payable) in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the Final Maturity Date or to the applicable Redemption Date, as the case may be, and in the case of Notes that were not paid at the Final Maturity Date of their entire unpaid principal amount, for all overdue principal and all interest payable on such Notes to the next succeeding Payment Date therefor;

               (2) the latest of (a) 18 months after payment in full of all outstanding obligations under the Notes, (b) the date on which the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer and the Indenture Trustee (including, without limitation, amounts due the Note Insurer hereunder); and

               (3) the Issuer has delivered to the Indenture Trustee and the
          Note Insurer an Officers' Certificate and an Opinion of Counsel satisfactory in form and substance to the Indenture Trustee and the
          Note Insurer each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon Issuer Request, this Indenture and the lien, rights and interests created hereby and thereby shall cease to be of further effect, and the Indenture Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer (or of the Master Servicer in the case of a redemption by the Master Servicer), execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Issuer or upon Issuer Order all cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (1) and (2) above.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Indenture Trustee and the Paying Agent to the Issuer and the Holders of Notes under Section 3.03, the obligations of the Indenture Trustee to the Holders of Notes under Section 4.02 and the provisions of
Section 2.07 with respect to lost, stolen, destroyed or mutilated Notes, registration of transfers of Notes and rights to receive payments of principal of and interest on the Notes shall survive.

     Section 4.02. Application Of Trust Money.

     All money deposited with the Indenture Trustee pursuant to Sections 3.03 and 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.


                                   ARTICLE V

                             DEFAULTS AND REMEDIES

     Section 5.01. Event Of Default.

     "Event of Default", wherever used herein, means, with respect to Notes issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) if the Issuer shall default in the payment on any Payment Date of any Required Payment Amount or fail to pay the Notes in full on or before the Final Maturity Date (and in the case of any such default, such default or failure shall continue for a period of 5 days unremedied);

               (2) an Overcollateralization Deficit exists with respect to the Notes;

               (3) if the Issuer shall breach or default in the due observance of any one or more of the covenants set forth in clauses (i) through
          (viii) of Section 3.09;

               (4) if the Issuer shall breach, or default in the due observance or performance of, any other of its covenants in this Indenture, and such Default shall continue for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer and the Note Insurer by the Indenture Trustee at the direction of the Note Insurer, or to the Issuer and the Indenture Trustee by the Holders of Notes representing at least 25% of the Note Balance of the Outstanding Notes, with the prior written consent of the Note Insurer, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

               (5) if any representation or warranty of the Issuer made in this Indenture or any certificate or other writing, delivered by the Issuer pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after there shall have been given, by registered or certified mail, written notice thereof to the Issuer and the Note Insurer by the Indenture Trustee at the direction of the Note Insurer, or to the Issuer and the Indenture Trustee by the Holders of Notes representing at least 25% of the Note Balance of the Outstanding Notes, with the prior written consent of the Note Insurer, the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured; provided, however, that in the event that there exists a remedy with respect to any such breach that consists of a purchase obligation, repurchase obligation or right to substitute under the Basic Documents, then such purchase obligation, repurchase obligation or right to substitute shall be the sole remedy with respect to such breach and shall not constitute an Event of Default hereunder;

               (6) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

               (7) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing; or

               (8) the occurrence of an Event of Default under the FSA Insurance Agreement.

     Section 5.02. Acceleration Of Maturity; Rescission And Annulment.

     If an Event of Default occurs and is continuing, then and in every such case, but with the consent of the Note Insurer in the absence of a Note Insurer Default, the Indenture Trustee may, and on request of the Note Insurer or, with the consent of the Note Insurer, the Holders of Notes representing not less than 50% of the Note Balance of the Outstanding Notes, shall, declare all the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration such Notes, in an amount equal to the Note Balance of such Notes, together with accrued and unpaid interest thereon to the date of such acceleration, shall become immediately due and payable, all subject to the prior written consent of the Note Insurer in the absence of a Note Insurer Default.

     At any time after such a declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided the Note Insurer or the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes, with the prior written consent of the Note Insurer, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences.

     No such rescission shall affect any subsequent Default or impair any right consequent thereon.

     Section 5.03. Collection Of Indebtedness And Suits For Enforcement By Indenture Trustee.

     Subject to the provisions of Section 3.01 and the following sentence, if an Event of Default occurs and is continuing, the Indenture Trustee may, with the prior written consent of the Note Insurer and shall, if so directed by the
Note Insurer, proceed to protect and enforce its rights and the rights of the Noteholders and the Note Insurer by any Proceedings the Indenture Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any Proceedings brought by the Indenture Trustee on behalf of the Noteholders and the Note Insurer or any Noteholder against the Issuer shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Issuer, other than the Trust Estate relative to the Notes in respect of which such Event of Default has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Notes may be sought or obtained by the Indenture Trustee or any Noteholder against the Issuer. The Indenture Trustee shall be entitled to recover, as provided in Section 5.05 and Section 5.07, the costs and expenses expended by it pursuant to this Article V including reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

     Section 5.04. Remedies.

     If an Event of Default shall have occurred and be continuing and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee, at the direction of the Note Insurer (subject to Section 5.17, to the extent applicable) may, for the benefit of the Noteholders and the Note Insurer, do one or more of the following:

          (a) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03;

          (b) in accordance with Section 5.17, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

          (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

          (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Notes and the Note Insurer hereunder; and

          (e) refrain from selling the Trust Estate and apply all Available Funds pursuant to Section 5.07.

     Section 5.05. Indenture Trustee May File Proofs Of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall, with the prior written consent of the Note Insurer, be entitled and empowered, by intervention in such Proceeding or otherwise to:

          (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders and the Note Insurer allowed in such Proceeding, and

          (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder and the Note Insurer to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders and the Note Insurer, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

     Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or the Note Insurer any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Holder thereof, or the Note Insurer, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or the Note Insurer in any such Proceeding.

     Section 5.06. Indenture Trustee May Enforce Claims Without Possession Of Notes.

     All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee, at the direction of the Note Insurer, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes and the Note Insurer in respect of which such judgment has been recovered after payment of amounts required to be paid pursuant to clause (i) Section 5.07.

     Section 5.07. Application Of Money Collected.

     If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee pursuant to this Article or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for the Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the payment of the entire amount due on account of principal of, and interest on, the Notes, upon presentation and surrender thereof:

          (i) first, to the Indenture Trustee, any unpaid Indenture Trustee Fees then due and any other amounts payable and due to the Indenture Trustee under this Indenture, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V;

          (ii) second, to the Master Servicer, any amounts required to pay the Master Servicer for any unpaid Master Servicing Fees then due and to reimburse the Master Servicer for related Monthly Advances previously made by, and not previously reimbursed or retained by, the Master Servicer (including Nonrecoverable Advances to the extent not previously reimbursed) and, upon the final liquidation of the related Mortgage Loan or the final liquidation of the Trust Estate, Servicing Advances previously made by, and not previously reimbursed or retained by, the Master Servicer;

          (iii) third, to the payment of the Monthly Interest Amount then due and unpaid upon the Outstanding Notes through the day preceding the date on which such payment is made;

          (iv) fourth, to the payment of the Note Balance of the Outstanding Notes, up to the amount of their respective Note Balances, ratably, without preference or priority of any kind;

          (v) fifth, to the Note Insurer any amounts due and owing to the Note Insurer under the FSA Insurance Agreement; and

          (vi) sixth, the remainder to the Certificate Distribution Account for payment to the Certificateholders.

     Section 5.08. Limitation On Suits.

     No Holder of a Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (1) such Holder has previously given written notice to the Indenture Trustee and the Note Insurer of a continuing Event of Default;

               (2) the Holders of Notes representing not less than 25% of the Note Balance of the Outstanding Notes shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

               (3) such Holder or Holders have offered to the Indenture Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding;

               (5) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes; and

               (6) the consent of the Note Insurer shall have been obtained; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than 50% of the Note Balances of the Outstanding Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken notwithstanding any other provision herein to the contrary.

     Section 5.09. Unconditional Rights Of Noteholders To Receive Principal And Interest.

     Subject to the provisions in this Indenture (including Sections 3.01 and 5.03) limiting the right to recover amounts due on a Note to recovery from amounts in the Trust Estate, the Holder of any Note shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Note on the respective Payment Date for such installments of interest, to receive payment of each installment of principal of such Note when due (or, in the case of any Note called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 5.10. Restoration Of Rights And Remedies.

     If the Indenture Trustee, the Note Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee, the Note Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Note Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 5.11. Rights And Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.12. Delay Or Omission Not Waiver.

     No delay or omission of the Indenture Trustee, the Note Insurer or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders with the prior consent of the Note Insurer, as the case may be.

     Section 5.13. Control By Noteholders.

     The Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes on the applicable Record Date shall, with the consent of the Note Insurer, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

               (1) such direction shall not be in conflict with any rule of law or with this Indenture;

               (2) any direction to the Indenture Trustee to undertake a Sale of the Trust Estate shall be by the Holders of Notes representing the percentage of the Note Balance of the Outstanding Notes specified in Section 5.17(b)(1), unless Section 5.17(b)(2) is applicable; and

               (3) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

     Section 5.14. Waiver Of Past Defaults.

     The Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes on the applicable Record Date may on behalf of the Holders of all the Notes, and with the consent of the Note Insurer, waive any past Default hereunder and its consequences, except a Default:

               (1) in the payment of principal or any installment of interest on any Note; or

               (2) in respect of a covenant or provision hereof that under
          Section 9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

     Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 5.15. Undertaking For Costs.

     All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate Notes representing more than 10% of the Note Balance of the Outstanding Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of any Required Payment Amount on any Note on or after the related Payment Date or for the enforcement of the payment of principal of any Note on or after the Final Maturity Date (or, in the case of any Note called for redemption, on or after the applicable Redemption Date).

     Section 5.16. Waiver Of Stay Or Extension Laws.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, that may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.17. Sale Of Trust Estate.

          (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

          (b) To the extent permitted by law, the Indenture Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

               (1) the Holders of Notes representing not less than 50% of the Note Balance of the Notes then Outstanding consent to or direct the Indenture Trustee to make such Sale; or

               (2) the proceeds of such Sale would be not less than the entire amount that would be payable to the Holders of the Notes, in full payment thereof in accordance with Section 5.07, on the Payment Date next succeeding the date of such Sale.

     The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.17(b). In the absence of a Note Insurer Default, no Sale hereunder shall be effective without the consent of the Note Insurer.

          (c) Unless the Holders of all Outstanding Notes have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.17 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, acting in its capacity as Indenture Trustee on behalf of the Noteholders, shall prevent such sale and bid an amount (which shall include the Indenture Trustee's right, in its capacity as Indenture Trustee, to credit bid) at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Noteholders.

          (d) In connection with a Sale of all or any portion of the Trust
Estate:

               (1) any Holder or Holders of Notes may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

               (2) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be payable to the Holders of the Notes as a result of such Sale in accordance with Section 5.07 on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

               (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof,

               (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

               (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     Section 5.18. Action On Notes.

     The Indenture Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Note Insurer or the Holders of Notes shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

     Section 5.19. No Recourse To Other Trust Estates Or Other Assets Of The Issuer.

     The Trust Estate Granted to the Indenture Trustee as security for the Notes serves as security only for the Notes. Holders of the Notes shall have no recourse against the trust estate granted as security for any other series of Notes issued by the Issuer, and no judgment against the Issuer for any amount due with respect to the Notes may be enforced against either the trust estate securing any other series or any other assets of the Issuer, nor may any prejudgment lien or other attachment be sought against any such other trust estate or any other assets of the Issuer.

     Section 5.20. Application Of The Trust Indenture Act.

     Pursuant to Section 316(a) of the TIA, all provisions automatically provided for in Section 316(a) are hereby expressly excluded.


                                  ARTICLE VI

                             THE INDENTURE TRUSTEE

     Section 6.01. Duties Of Indenture Trustee.

          (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) Except during the continuance of an Event of Default:

               (1) The Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (2) In the absence of bad faith on its part, the Indenture Trustee may request and conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture.

          (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (1) This paragraph does not limit the effect of subsection (b) of this Section 6.01;

               (2) The Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (3) The Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.13, 5.14 or
          5.17 or exercising any trust or power conferred upon the Indenture Trustee under this Indenture.

          (d) Except with respect to duties of the Indenture Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Default or Event of Default described in
Section 5.01 other than Section 5.01(1) unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event that is in fact such an Event of Default or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Issuer, the Trust Estate or this Indenture.

          (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to hereunder, under the Master Servicing Agreement or otherwise.

          (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section.

          (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof) and the Noteholders and the Note Insurer and the rights of Noteholders and the Note Insurer shall continue to be governed by the terms of this Indenture.

          (h) The Indenture Trustee or any Custodian appointed pursuant to
Section 8.13 shall at all times retain possession of the Trustee Mortgage Files in the State of Minnesota or the State of California, except for those Trustee Mortgage Files or portions thereof released to the Master Servicer pursuant to this Indenture or the Master Servicing Agreement.

     Section 6.02. Notice Of Default.

     Immediately after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to the Note Insurer and the Underwriters notice of each such Default and, within 90 days after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to all Holders of Notes notice of each such Default, unless such Default shall have been cured or waived; provided, however, that in no event shall the Indenture Trustee provide notice, or fail to provide notice, of a Default known to the Indenture Trustee in a manner contrary to the requirements of the Trust Indenture Act. Concurrently with the mailing of any such notice to the Holders of the Notes, the Indenture Trustee shall transmit by mail a copy of such notice to the Rating Agencies.

     Section 6.03. Rights Of Indenture Trustee.

          (a) Except as otherwise provided in Section 6.01, the Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

          (c) With the consent of the Note Insurer, which consent shall not be unreasonably withheld, the Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

     Section 6.04. Not Responsible For Recitals Or Issuance Of Notes.

     The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee and the Authenticating Agent assume no responsibility for their correctness. The Indenture Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

     Section 6.05. May Hold Notes.

     The Indenture Trustee, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.07 and 6.13, may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee, Agent or such other agent.

     Section 6.06. Money Held In Trust.

     Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments that are obligations of the Indenture Trustee, in its commercial capacity, and income or other gain actually received by the Indenture Trustee on investments, which are obligations of others.

     Section 6.07. Eligibility, Disqualification.

     Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have a Indenture Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Indenture Trustee shall always have a combined capital and surplus as stated in Section 6.08. The Indenture Trustee shall be subject to TIA Section 310(b).

     Section 6.08. Indenture Trustee's Capital And Surplus.

     The Indenture Trustee shall at all times have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $100,000,000 and shall at all times be rated "BBB" or better by Standard & Poor's and "Baa2" by Moody's; provided, however, that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2). If the Indenture Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(1), its combined capital and surplus for purposes of this Section 6.08 shall be as set forth in the latest such report. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08 and TIA Section 310(a)(2), it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 6.09. Resignation And Removal; Appointment Of Successor.

          (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 6.10.

          (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer, the Master Servicer, the Note Insurer and each Rating Agency. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          (c) The Indenture Trustee may be removed at any time by the Note Insurer or, with the consent of the Note Insurer, by Act of the Holders representing more than 50% of the Note Balance of the Outstanding Notes, by written notice delivered to the Indenture Trustee and to the Issuer.

          (d) If at any time:

               (1) the Indenture Trustee shall have a conflicting interest prohibited by Section 6.07 and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.07 after written request therefor by the Issuer or by any Noteholder; or

               (2) the Indenture Trustee shall cease to be eligible under
          Section 6.08 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer by an Issuer Order, with the consent of the Note Insurer, may, and if so directed by the Note Insurer, shall remove the Indenture Trustee, and the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Indenture Trustee acceptable to the
Note Insurer and to vest in such successor Indenture Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; provided, however, if the Issuer and the Note Insurer do not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee may petition a court of competent jurisdiction to make such appointment, or (ii) subject to Section 5.15, and, in the case of a conflicting interest as described in clause (1) above, unless the Indenture Trustee's duty to resign has been stayed as provided in TIA Section 310(b), the Note Insurer or any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, with the consent of the Note Insurer, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

          (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Note Insurer (and if the Note Insurer fails to do so within 60 days, the Issuer shall be obligated to) appoint a successor Indenture Trustee acceptable to the Note Insurer. If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Indenture Trustee shall be appointed by the Note Insurer or, with the consent of the Note Insurer, by Act of the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes delivered to the Issuer and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Issuer. If no successor Indenture Trustee shall have been so appointed by the Issuer, the Note Insurer or Noteholders and shall have accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, with the consent of the Note Insurer, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          (f) The Issuer shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to the Holders of Notes and the Note Insurer. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

     Section 6.10. Acceptance Of Appointment By Successor.

     Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Note Insurer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

     No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

     Section 6.11. Merger, Conversion, Consolidation Or Succession To Business Of Indenture Trustee.

     Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.

     Section 6.12. Preferential Collection Of Claims Against Issuer.

     The Indenture Trustee (and any co-trustee or separate trustee) shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 31l(b), and an Indenture Trustee (and any co-trustee or separate trustee) who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

     Section 6.13. Co-Indenture Trustees And Separate Indenture Trustees.

     At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, of the Note Insurer or of the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes with respect to which a co-trustee or separate trustee is being appointed with the consent of the Note Insurer, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment. All fees and expenses of any co-trustee or separate trustee shall be payable by the Issuer or, if an Event of Default exists, from the Trust Estate with the same priority as the expenses of the Indenture Trustee.

     Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer. Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

          (1) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised, solely by the Indenture Trustee.

          (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (3) The Indenture Trustee at any time, by an instrument in writing, executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer, and upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

          (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder.

          (5) Any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     Section 6.14. Authenticating Agents.

     The Issuer shall appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Notes designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the Indenture Trustee and such Authenticating Agent, for notation on the Notes of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Notes) in connection with transfers and exchanges under Section 2.06, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by that Section to authenticate and deliver Notes. For all purposes of this Indenture (other than in connection with the authentication and delivery of Notes pursuant to Sections 2.05 and 2.11 in connection with their initial issuance), the authentication and delivery of Notes by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Notes "by the Indenture Trustee." Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section 6.07 for the Indenture Trustee hereunder and has an office for presentation of Notes in the United States of America. The Indenture Trustee shall initially be the Authenticating Agent and shall be the Note Registrar as provided in Section 2.06. The office from which the Indenture Trustee shall perform its duties as Note Registrar and Authenticating Agent shall be the Corporate Trust Office. Any Authenticating Agent appointed pursuant to the terms of this Section 6.14 or pursuant to the terms of any supplemental indenture shall deliver to the Indenture Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Note Registrar or co-Note Registrar and indemnifying the Indenture Trustee for and holding the Indenture Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Note Registrar or co-Note Registrar.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Issuer. The Issuer may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Issuer shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Indenture Trustee, and shall mail notice of such appointment to all Holders of Notes.

     The Indenture Trustee agrees, subject to Section 6.01(e), to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Indenture Trustee shall be entitled to be reimbursed for such payments pursuant to Section 8.02(c). The provisions of Sections 2.09, 6.04 and 6.05 shall be applicable to any Authenticating Agent.

     Section 6.15. [Reserved].

     Section 6.16. Indenture Trustee Fees And Expenses.

          (a) The Indenture Trustee shall be entitled to receive the Indenture Trustee Fee on each Payment Date as provided herein.

          (b) The Indenture Trustee also shall be entitled to (i) payment of or reimbursement by the Issuer for expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Agreement, the Master Servicing Agreement, the Trust Agreement and the Custodial Agreement (including, but not limited to, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) and (ii) indemnification by the Issuer against losses, liability and expenses, including reasonable attorney's fees, incurred, arising out of or in connection with this Agreement, the Master Servicing Agreement, the Notes, the Trust Agreement and the Custodial Agreement.

          (c) The Issuer's obligations to the Indenture Trustee pursuant to this Section 6.16 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in clauses (6) or (7) of Section 5.01 hereof, the expenses are intended to constitute expenses of administration under Title 11 of the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law.


                                  ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

     Section 7.01. Issuer To Furnish Indenture Trustee Names And Addresses Of Noteholders.

          (a) The Issuer shall furnish or cause to be furnished to the Indenture Trustee (i) semiannually, not less than 45 days nor more than 60 days after the Payment Date occurring closest to six months after the Closing Date and each Payment Date occurring at six-month intervals thereafter, all information in the possession or control of the Issuer, in such form as the Indenture Trustee may reasonably require, as to names and addresses of the Holders of Notes, and (ii) at such other times, as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

          (b) in addition to furnishing to the Indenture Trustee the Noteholder lists, if any, required under subsection (a), the Issuer shall also furnish all Noteholder lists, if any, required under Section 3.03 at the times required by Section 3.03.

     Section 7.02. Preservation Of Information; Communications To Noteholders.

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list, if any, furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section
7.01 upon receipt of a new list so furnished.

          (b) Noteholders may communicate pursuant to TIA Section 312(b) or this Indenture with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

     Section 7.03. Reports by Indenture Trustee.

          (a) Within 60 days after December 31 of each year (the "reporting date"), commencing with the year after the issuance of the Notes, (i) the Indenture Trustee shall, if required by TIA Section 313(a), mail to all Holders a brief report dated as of such reporting date that complies with TIA
Section 313(a); (ii) the Indenture Trustee shall, to the extent not set forth in the Payment Date Statement pursuant to Section 2.08(d), also mail to Holders of Notes and the Note Insurer with respect to which it has made advances, any reports with respect to such advances that are required by TIA
Section 313(b)(2); and, the Indenture Trustee shall also mail to Holders of Notes and the Note Insurer any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(2), 313(b)(1) (if applicable), or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the Note Balance of the then Outstanding Notes covered by the report.

          (b) A copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Notes and the Note Insurer be filed by the Indenture Trustee with the Commission and with each securities exchange upon which the Notes are listed. The Issuer will notify the Indenture Trustee when the Notes are listed on any securities exchange.

     Section 7.04. Reports By Issuer.

     The Issuer (a) shall deliver to the Indenture Trustee within 15 days after the Issuer is required to file the same with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and (b) shall also comply with the other provisions of TIA
Section 314(a).


                                 ARTICLE VIII

          ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

     Section 8.01. Collection Of Moneys.

     Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture.

     If the Indenture Trustee shall not have received the Remittance Amount by close of business on any related Remittance Date, the Indenture Trustee shall, unless the Issuer or the Master Servicer shall have made provisions satisfactory to the Indenture Trustee for delivery to the Indenture Trustee of an amount equal to such Remittance Amount, deliver a notice, with a copy to the Note Insurer, to the Issuer and the Master Servicer of their failure to remit such Remittance Amount and thereafter the Indenture Trustee shall act in accordance with instructions of the Note Insurer.

     Section 8.02. Note Payment Account; Supplemental Interest Payment
Account.

          (a) The Issuer hereby directs the Indenture Trustee to establish for the Notes, at the Corporate Trust Office, one or more separate trust accounts that shall collectively be the "Note Payment Account" on or before the Closing Date. The Indenture Trustee shall promptly deposit in the Note Payment Account
(i) any Remittance Amount received by it from the Master Servicer pursuant to the Master Servicing Agreement, (ii) any other funds from any deposits to be made by the Master Servicer pursuant to the Master Servicing Agreement, (iii) any amount required to be deposited in the Note Payment Account pursuant to
Section 8.01, (iv) all amounts received pursuant to Section 8.03 (other than any funds in the Policy Payments Account that are not required to be used to make Scheduled Payments) (v) any amount required to be deposited pursuant to
Section 8.02(b) and (vi) all other amounts received for deposit in the Note Payment Account, including the payment of any Purchase Price for a Mortgage Loan received by the Indenture Trustee. All amounts that are deposited from time to time in the Note Payment Account are subject to withdrawal by the Indenture Trustee for the purposes set forth in subsections (c) and (d) of this Section 8.02. All funds withdrawn from the Note Payment Account pursuant to subsection (d) of this Section 8.02 for the purpose of making payments to the Holders of Notes shall be applied in accordance with Section 3.03.

          (b) The Cap Agreement provides for payments of Supplemental Interest Payments payable to the Note Insurer to be paid to the Indenture Trustee. The Indenture Trustee shall receive such payments as agent for the Note Insurer and shall deposit them in a separate trust account entitled "Supplemental Interest Payment Account for the Note Insurer and the Noteholders of the American Residential Eagle Bond Trust 1999-1." Such amount shall be treated for all purposes, including for the purposes of Section 8.04, as payments of the Note Insurer pursuant to the FSA Policy. The Indenture Trustee shall, with respect to each Payment Date on which a Supplemental Interest Payment is to be made on the Notes, provide the Note Insurer by 12:00 noon, New York City time, on the third Business Day prior to such Payment Date, a notice in the form set forth as Exhibit A to the Endorsement to the FSA Policy setting forth the amount of the Supplemental Interest Payment and the amount received or to be received in respect of such payment under the Cap Agreement. If any Supplemental Interest Payment is not paid at or before 1:00 p.m. New York City time on the date such payment is due under the Cap Agreement, the Indenture Trustee shall give notice of such non-payment to the Note Insurer and Bear Stearns Financial Products, Inc. prior to 5:00 p.m. New York City time on such date.

     Funds in the Supplemental Interest Payment Account will remain uninvested. Any funds remaining in the Supplemental Interest Payment Account, after application thereof as provided in Section 8.02(d), shall be paid by the Indenture Trustee as instructed by the Note Insurer.

          (c) So long as no Default or Event of Default shall have occurred and be continuing, amounts held in the Note Payment Account may be invested in Permitted Investments, which Permitted Investments shall mature no later than the Business Day preceding the immediately following Payment Date.

     All income or other gains, if any, from investment of moneys deposited in the Note Payment Account shall be for the benefit of the Indenture Trustee and on each Payment Date, any such amounts may be released from the Note Payment Account and paid to the Indenture Trustee as part of its compensation for acting as Indenture Trustee. Any loss resulting from such investment of moneys deposited in the Note Payment Account shall be reimbursed immediately as incurred to the Note Payment Account by the Indenture Trustee. Subject to
Section 6.01 and the preceding sentence, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Note Payment Account.

          (d) On each Payment Date, the Indenture Trustee shall withdraw amounts on deposit in the Note Payment Account and pay on a pari passu basis
(i) to the Note Insurer, the Note Insurance Premium; (ii) to the Manager, the Management Fee; (iii) to the Indenture Trustee, the Indenture Trustee Fee;
(iv) any gains or income from investments on the Note Payment Account to itself; (v) to the Indenture Trustee, any amounts owed to the Indenture Trustee pursuant to Section 6.16(b) hereof, but not to exceed $200,000 per annum; (vi) to the Indenture Trustee, any amounts owed to the Indenture Trustee pursuant to Section 7(b) of the Master Servicing Agreement not to exceed $50,000 in the aggregate for such Payment Date and all preceding Payment Dates; and (vii) provided notice is given to the Indenture Trustee no later than the 4th Business Day prior to the Payment Date and to the extent such amounts have not been withdrawn pursuant to the Master Servicing Agreement, amounts required to pay the Master Servicer any unpaid Master Servicing Fees then due and to reimburse the Master Servicer for Monthly Advances and Servicing Advances previously made by, and not previously reimbursed to or retained by, the Master Servicer, which are so reimbursable to the Master Servicer pursuant to the Master Servicing Agreement (as reported in writing by the Master Servicer to the Indenture Trustee). After payment of such amounts, unless the Notes have been declared due and payable pursuant to
Section 5.02 and moneys collected by the Indenture Trustee are being applied in accordance with Section 5.07, Available Funds on deposit in the Note Payment Account on any Payment Date or Redemption Date shall be withdrawn from the Note Payment Account, together with the amount of Supplemental Interest Payments on deposit in the Supplemental Interest Payment Account or paid by the Note Insurer in the amounts required, for application on such Payment Date as follows:

          first, to the Noteholders, an amount equal to (a) the Monthly Interest Amount for such Payment Date, (b) the amount of the Supplemental Interest Payment, if any, up to the amount of the Basis Risk Shortfall with respect to such Payment Date and (c) any unpaid interest due pursuant to this clause first with respect to previous Payment Dates;

          second, to the Noteholders, the Monthly Principal Amount for such Payment Date in reduction of the Note Balance until the Note Balance is reduced to zero;

          third, to the Note Insurer, any amount due to the Note Insurer pursuant to the FSA Insurance Agreement (together with interest thereon at the rate specified in the FSA Insurance Agreement);

          fourth, to the Noteholders, in reduction of the Note Balance, the amount, if any, equal to the lesser of (A) Excess Cash with respect to such Payment Date, and (B) the lesser of (1) the amount necessary for the Overcollateralization Amount to equal the Required Overcollateralization Amount on such Payment Date (after giving effect to application of the Monthly Principal Amount for such Payment Date) and (2) the amount necessary to reduce the Note Balance to zero (the "Excess Cash Payment");

          fifth, to the Noteholders, the amount of any LIBOR Carryover Amount;
     and

          sixth, to the Master Servicer, any amounts owed to the Master Servicer pursuant to Section 6(e) of the Master Servicing Agreement; and to the Indenture Trustee any amounts owed to it (a) pursuant to Section 7(b) of the Master Servicing Agreement and (b) pursuant to Section 6.16(b) hereof, but only to the extent such amounts are not paid pursuant to Section 8.02(d)(v) and (vi) hereof, pari passu; and

          seventh, to the Certificate Distribution Account for distribution to the Investor Certificateholder.

     Section 8.03.  Claims Against The FSA Policy.

               (a) If, on the third Business Day prior to the related Payment Date there is not on deposit with the Indenture Trustee moneys in the Note Payment Account sufficient to pay Scheduled Payments on the Notes due on such Payment Date, the Indenture Trustee is authorized by the Noteholders to, and shall give, notice to the Note Insurer by telephone or telecopy of the amount of such deficiency by 12:00 noon, New York City time, on such Business Day, and the allocation of such deficiency between the amount required to pay interest on the Notes and the amount required to pay principal of the Notes, confirmed in a Notice of Claim (in the form set forth as Exhibit A to the Endorsement of the FSA Policy) to the
     Note Insurer, by 12:00 noon, New York City time, on such third Business
     Day.

               (b) At the time of the execution and delivery of this Indenture, and for the purposes of this Indenture, the Indenture Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Notes referred to herein as the "Policy Payments Account" and over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under the FSA Policy in the Policy Payments Account and distribute such amount only for purposes of making the Scheduled Payments for which a claim was made. Such amounts shall be disbursed by the Indenture Trustee to Holders in the same manner as principal and interest payments are to be made with respect to the Notes under Section 8.02(d). It shall not be necessary for such payments to be made by checks or wire transfers separate from the check or wire transfer used to pay Scheduled Payments with other funds available to make such payments. However, the amount of any payment of principal of or interest on the Notes to be paid from the Policy Payments Account shall be noted as provided in (d) below in the Payment Date Statement to be furnished to Holders of the Notes. Funds held in the Policy Payments Account shall not be invested by the Indenture Trustee.

               (c) Any funds received by the Indenture Trustee as a result of any claim under the FSA Policy shall be applied by the Indenture Trustee, subject to Section 6.06 hereof, together with the funds, if any, to be withdrawn from the Note Payment Account and Supplemental Interest Payment Account directly to the payment in full of the Scheduled Payments due on the Notes (including Notes held for the Indenture Trustee's own account). Funds received by the Indenture Trustee as a result of any claim under the FSA Policy shall be deposited by the Indenture Trustee in the Policy Payments Account and used solely for payment to the Holders of Notes and may not be applied to satisfy any costs, expenses or liabilities of the Indenture Trustee. Any funds remaining in the Policy Payments Account following a Payment Date shall promptly be remitted to the Note Insurer except for funds held for the payment of Notes pursuant to Section 3.03 hereof.

               (d) The Indenture Trustee shall keep a complete and accurate record of all funds deposited by the Note Insurer into the Policy Payments Account and the allocation of such funds to payment of interest on and principal paid in respect of any Note. The Note Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Indenture Trustee.

               (e) Subject to and conditioned upon payment of any interest or principal with respect to the Notes by or on behalf of the Note Insurer, the Indenture Trustee shall assign to the Note Insurer all rights to the payment of interest or principal on the Notes which are then due for payment to the extent of all payments made by the Note Insurer and the
     Note Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent it has made a Scheduled Payment in respect of principal pursuant to the FSA Policy. The Indenture Trustee agrees that the Note Insurer shall be subrogated to all of the rights to payment of the Holders of the Notes or in relation thereto to the extent that any payment of principal or interest was made to such Holders with Scheduled Payments made under the FSA Policy by the Note Insurer.

          (f) Unless a Note Insurer Default exists and is continuing, the Indenture Trustee shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests hereunder without limiting the rights or affecting the interests of the Noteholders as otherwise set forth herein.

          (g) The Indenture Trustee shall surrender the FSA Policy to the Note Insurer for cancellation upon the expiration of the term of the FSA Policy as provided in the FSA Insurance Agreement.

     Section 8.04. General Provisions Regarding The Note Payment Account, the Supplemental Interest Payment Account And Mortgage Loans.

          (a) The Note Payment Account and the Supplemental Interest Payment Account shall relate solely to the Notes and to the Mortgage Loans, Permitted Investments and other property securing the Notes. Funds and other property in the Note Payment Account and the Supplemental Interest Payment Account shall not be commingled with any other moneys or property of the Issuer or any Affiliate thereof. Notwithstanding the foregoing, the Indenture Trustee may hold any funds or other property received or held by it as part of the Note Payment Account and the Supplemental Interest Payment Account in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Issuer or an Affiliate), provided that such accounts are under the sole control of the Indenture Trustee and the Indenture Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to the Note Payment Account and the Supplemental Interest Payment Account.

          (b) If any amounts are needed for payment from the Note Payment Account and sufficient uninvested funds are not available therein to make such payment, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Note Payment Account.

          (c) The Indenture Trustee shall, at all times while any Notes are Outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Indenture Trustee, all certificates or other instruments, if any, evidencing any investment of funds in the Note Payment Account. The Indenture Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in the Note Payment Account, against delivery of the amount receivable in connection with any sale.

          (d) The Indenture Trustee shall not invest any part of the Trust Estate in Permitted Investments that constitute uncertificated securities (as defined in Section 8-102 of the Uniform Commercial Code, as enacted in the relevant jurisdiction) or in any other book-entry securities unless it has received an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee setting forth, with respect to each type of security for which authority to invest is being sought, the procedures that must be followed to maintain the lien and security interest created by this Indenture with respect to the Trust Estate.

     Section 8.05. Releases Of Defective Mortgage Loans.

     Upon notice or discovery of any breach of a representation or warranty of the Seller set forth in Exhibit B to the Master Servicing Agreement, which breach materially and adversely effects the value of the related Mortgage Loan or the interests of the Indenture Trustee, the Noteholders or the Note Insurer in such Mortgage Loan, the Indenture Trustee shall require the Initial Seller to either (i) eliminate or otherwise cure the circumstance or condition in respect of which such representation or warranty was incorrect as of the time made, (ii) withdraw such Deleted Mortgage Loan from the lien of this Indenture by depositing to the Collection Account an amount equal to the Purchase Price for such Mortgage Loan or (iii) substitute a Replacement Mortgage Loan for such Deleted Mortgage Loan and deposit any Substitution Amount required to be paid in connection with such substitution pursuant to Section 2(c)of the Master Servicing Agreement, all as provided in Section 2(c) of the Master Servicing Agreement. In the event that the Indenture Trustee has actual knowledge of the existence of a Defective Mortgage Loan, the Indenture Trustee shall require the Initial Seller to either (i) cure the defect, (ii) withdraw the Defective Mortgage Loan from the lien of this Indenture as provided in clause (ii) of the preceding sentence or (iii) substitute a Replacement Mortgage Loan as provided in clause (iii) of the preceding sentence, all as provided in Sections 2(a) of the Master Servicing Agreement. Upon any purchase of or substitution for a Defective Mortgage Loan or a Deleted Mortgage Loan by the Initial Seller, or upon purchase of a defaulted Mortgage Loan pursuant to
Section 3(x) of the Master Servicing Agreement (and deposit of the Purchase Price for such defaulted Mortgage Loan in the Collection Account), the Indenture Trustee shall cause the Custodian to deliver the Trustee Mortgage File relating to such Mortgage Loan to the Initial Seller or the purchaser of such defaulted Mortgage Loan, as the case may be, and the Issuer and the Indenture Trustee shall execute such instruments of transfer as are necessary to convey title to such Mortgage Loan to the Initial Seller or such purchaser free from the lien of this Indenture.

     Section 8.06. Reports By Indenture Trustee To Noteholders; Access To Certain Information.

     On each Payment Date, the Indenture Trustee shall make available the written report required by Section 2.08(d) to Noteholders of record as of the related Record Date (including the Clearing Agency, if any) and to any other interested party, via the Trustee's website, electronic bulletin board and its fax-on-demand service. The Trustee's website will be located at www.ctslink.com. The Trustee's electronic bulletin board may be accessed by calling (3010 815-6620, and its fax-on-demand service may be accessed by calling (301) 815-6610.

     The Indenture Trustee shall make available at its Corporate Trust Office upon receipt of reasonable advance written notice, during normal business hours, for review by any Noteholder or any person identified to the Indenture Trustee as a prospective Noteholder, originals or copies of the following items: (a) the Indenture and any amendments thereto, (b) all Payment Date Statements delivered to the Issuer since the Closing Date, (c) any Officers' Certificates delivered to the Indenture Trustee since the Closing Date as described in the Indenture and (d) any Accountants' reports delivered to the Indenture Trustee since the Closing Date as required under the Master Servicing Agreement. Copies of any and all of the foregoing items will be available from the Indenture Trustee upon request; however, the Indenture Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies and shall not be required to provide such copies without reasonable assurances that such sum will be paid.

     Section 8.07. Trust Estate Mortgage Files.

          (a) The Custodian is permitted to release Trustee Mortgage Files or portions thereof to the Master Servicer on the terms specified in the Master Servicing Agreement.

          (b) The Custodian is permitted to release, at such time as there are no Notes outstanding, release all of the Trust Estate to the Issuer (other than any cash held for the payment of the Notes pursuant to Section 3.03 or 4.02).

     Section 8.08. Amendment To Master Servicing Agreement.

     The Indenture Trustee may, without the consent of any Holder but with the consent of the Note Insurer, enter into or consent to any amendment or supplement to the Master Servicing Agreement for the purpose of increasing the obligations or duties of any party other than the Indenture Trustee or the Holders of the Notes. The Indenture Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment: (i) unless the Indenture Trustee receives an Opinion of Counsel that the position of the Holders would not be materially adversely affected or written confirmation from the Rating Agencies that the then-current implied ratings on the Notes (without taking into account the FSA Policy) would not be adversely affected by such supplement or amendment or (ii) if its own rights, duties or immunities would be adversely affected.

     Section 8.09. Delivery Of The Trustee Mortgage Files Pursuant To Master Servicing Agreement.

     As is appropriate for the servicing or foreclosure of any Mortgage Loan, the Custodian is authorized to deliver to the Master Servicer the Trustee Mortgage Files for such Mortgage Loan upon receipt by the Indenture Trustee and the Custodian on or prior to the date such release is to be made of:

          (a) such Officers' Certificates, if any, as are required by the Master Servicing Agreement; and

          (b) a "Request for Release" in the form prescribed by the Master Servicing Agreement, executed by the Master Servicer, providing that the Master Servicer will hold or retain the Trustee Mortgage Files in trust for the benefit of the Indenture Trustee, the Note Insurer and the Holders of Notes.

     Section 8.10. [Reserved]



     Section 8.11. Termination Of Master Servicer.

     In the event of a Master Servicer Event of Default specified in Section 7 of the Master Servicing Agreement, the Indenture Trustee may, with the consent of the Note Insurer, and shall, upon the direction of the Note Insurer (or as otherwise provided in the Master Servicing Agreement), terminate the Master Servicer as provided in Section 7 of the Master Servicing Agreement. If the Indenture Trustee terminates the Master Servicer, the Indenture Trustee shall, pursuant to Section 7 of the Master Servicing Agreement, assume the duties of the Master Servicer or appoint a successor servicer acceptable to the Note Insurer and meeting the requirements set forth in the Master Servicing Agreement.

     Section 8.12. Opinion Of Counsel.

     The Indenture Trustee shall be entitled to receive at least five Business Days' notice of any action to be taken pursuant to Sections 8.07(a) (other than in connection with releases of Mortgage Loans that were the subject of a prepayment in full) and 8.08, accompanied by copies of any instruments involved, and the Indenture Trustee shall be entitled to receive an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

     Section 8.13. Appointment Of Custodians.

     The Indenture Trustee may, at the written direction of the Issuer and at no additional cost to the Issuer or to the Indenture Trustee, with the consent of the Note Insurer, appoint one or more Custodians to hold all or a portion of the Trustee Mortgage Files as agent for the Indenture Trustee. Each Custodian shall (i) be a financial institution supervised and regulated by the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision, or the Federal Deposit Insurance Corporation; (ii) have combined capital and surplus of at least $10,000,000;
(iii) be equipped with secure, fire resistant storage facilities, and have adequate controls on access to assure the safety and security of the Trustee Mortgage Files; (iv) utilize in its custodial function employees who are knowledgeable in the handling of mortgage documents and of the functions of a mortgage document custodian; and (v) satisfy any other reasonable requirements that the Issuer may from time to time deem necessary to protect the interests of Noteholders and the Note Insurer in the Trustee Mortgage Files. Each Custodian shall be subject to the same obligations and standard of care as would be imposed on the Indenture Trustee hereunder assuming the Indenture Trustee retained the Trustee Mortgage Files directly. The appointment of one or more Custodians shall not relieve the Indenture Trustee from any of its obligations hereunder. Bankers Trust Company of California, N.A., has been appointed as the initial Custodian under the Custodial Agreement.

     Section 8.14. Rights Of The Note Insurer To Exercise Rights Of
Noteholders.

     By accepting its Notes, each Noteholder agrees that unless a Note Insurer Default exists, the Note Insurer shall have the right to exercise all rights of the Noteholders under this Agreement and the Master Servicing Agreement without any further consent of the Noteholders, including, without limitation:

          (i) the right to require the Master Servicer to effect foreclosures upon Mortgage Loans;

          (ii) the right to require the Initial Seller to either repurchase or substitute for Defective Mortgage Loans or Deleted Mortgage Loans pursuant to Section 8.05;

          (iii) the right to direct the actions of the Indenture Trustee during the continuance of an Event of Default; and

          (iv) the right to vote on proposed amendments to this Indenture.

     In addition, each Noteholder agrees that, unless a Note Insurer Default exists, the rights specifically set forth above may be exercised by the Noteholders only with the prior written consent of the Note Insurer.

     Except as otherwise provided in Section 8.03 and notwithstanding any provision in this Indenture to the contrary, so long as a Note Insurer Default has occurred and is continuing, the Note Insurer shall have no rights to exercise any voting rights of the Noteholders hereunder, nor shall the Indenture Trustee be required to obtain the consent of, or act at the direction of, the Note Insurer.

     Section 8.15. Trust Estate And Accounts Held For Benefit Of The Note
Insurer.

     The Indenture Trustee shall hold the Trust Estate and shall cause the Custodian to hold the Trustee Mortgage Files for the benefit of the Noteholders and the Note Insurer and all references in this Agreement and in the Notes to the benefit of Holders of the Notes shall be deemed to include the Note Insurer.

     All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Noteholders shall also be sent to the Note Insurer.

     Section 8.16. Rights in Respect of Insolvency Proceedings.

          (a) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any Scheduled Payment of principal of or interest on a Note has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Note Insurer, shall comply with the provisions of the FSA Policy to obtain payment by the Note Insurer of such voided Scheduled Payment, and shall, at the time it provides notice to the Note Insurer, notify, by mail to Holders of the Notes that, in the event that any Holder's Scheduled Payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the FSA Policy, a copy of which shall be made available through the Indenture Trustee, the Note Insurer or the Fiscal Agent, if any, and the Indenture Trustee shall furnish to the Note Insurer or its Fiscal Agent, if any, its records evidencing the payments of principal of and interest on the Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Holders, and the dates on which such payments were made.

          (b) The Indenture Trustee shall promptly notify the Note Insurer of either of the following as to which it has actual knowledge: (i) the commencement of any Proceeding by or against the Note Insurer commenced under the Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and
(ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any payment of principal of, or interest on, the Notes. Each Holder, by its purchase of a Note, and the Indenture Trustee hereby agrees that, so long as a
Note Insurer Default shall not have occurred and be continuing, Note Insurer may at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation,
(i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim at the expense of the
Note Insurer but subject to reimbursement as provided in the FSA Insurance Agreement and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, and without limitation of the foregoing, the Note Insurer shall be subrogated to, and each Holder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Holders in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Insolvency Proceeding.

          (c) The Indenture Trustee shall furnish to the Note Insurer or its Fiscal Agent its records evidencing the Scheduled Payments of principal of and interest on the Notes which have been made by the Indenture Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made.

     Section 8.17. Effect of Payments by the Note Insurer; Subrogation.

     Anything herein to the contrary notwithstanding, any payment with respect to the principal of or interest on the Notes which is made with moneys received pursuant to the terms of the FSA Policy shall not be considered payment by the Issuer of the Notes, shall not discharge the Issuer in respect of its obligation to make such payment and shall not result in the payment of or the provision for the payment of the principal of or interest on the Notes within the meaning of Section 4.01 hereof. The Issuer and the Indenture Trustee acknowledge that without the need for any further action on the part of the Note Insurer, the Issuer, the Indenture Trustee or the Note Registrar
(i) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Holders of such Notes, the Note Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Issuer, and (ii) the Note Insurer shall be paid such principal and interest in its capacity as a Holder of the Notes but only from the sources and in the manner provided herein for the payment of such principal and interest in each case only after as provided in
Section 8.02(d).


                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

     Section 9.01. Supplemental Indentures Without Consent Of Noteholders.

     With the consent of the Note Insurer and without the consent of the Holders of any Notes, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

          (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

          (3) to evidence the succession of another Person to the Issuer to the extent permitted herein, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (4) to add to the covenants of the Issuer, for the benefit of the Holders of all Notes and the Note Insurer or to surrender any right or power herein conferred upon the Issuer;

          (5) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect in any material respect the interests of the Holders of the Notes or the Holders of the Investor Certificate; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Holders of the Notes and the
     Note Insurer if the Person requesting the amendment obtains letters from the Rating Agencies that the amendment would not result in the downgrading or withdrawal of the implied ratings then assigned to the Notes (without taking into account the FSA Policy); or

          (6) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA.

     Section 9.02. Supplemental Indentures With Consent Of Noteholders.

     With the consent of the Note Insurer and with the consent of Holders of Notes representing not less than a majority of the Note Balance of all Outstanding Notes by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

               (1) change any Payment Date or the Final Maturity Date of the Notes or reduce the principal amount thereof, the Note Interest Rate thereon or the Redemption Price with respect thereto, change the earliest date on which any Note may be redeemed at the option of the Issuer, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Note on or after the Final Maturity Date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Final Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date);

               (2) reduce the percentage of the Note Balance of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

               (3) modify any of the provisions of this Section, Section 5.13,
          Section 5.14 or Section 5.17(b), except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

               (4) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

               (5) permit the creation of any lien other than the lien of this Indenture with respect to any part of the Trust Estate (except for Permitted Encumbrances) or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture;

               (6) modify any of the provisions of this Indenture in such manner as to affect the calculation of the Required Payment Amount for any Payment Date (including the calculation of any of the individual components of such Required Payment Amount) or to affect rights of the Holders of the Notes to the benefits of any provisions for the mandatory redemption of Notes contained herein; or

               (7) incur any indebtedness, other than the Notes, that would cause the Issuer or the Trust Estate to be treated as a "taxable mortgage pool" within the meaning of Code Section 7701(i).

     The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 9.03. Execution Of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise. The Issuer shall cause executed copies of any Supplemental Indentures to be delivered to the Rating Agencies and the Note Insurer.

     Section 9.04. Effect Of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes to which such supplemental indenture relates that have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

     Section 9.05. Conformity With Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

     Section 9.06. Reference In Notes To Supplemental Indentures.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

     Section 9.07. Amendments To Governing Documents.

     The Indenture Trustee shall, with the consent of the Note Insurer, subject to Sections 9.01 and 9.02 hereof, upon Issuer Request, consent to any proposed amendment to the Issuer's governing documents, or an amendment to or waiver of any provision of any other document relating to the Issuer's governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon receipt by the Indenture Trustee of:

          (i) an Officers' Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied; and

          (ii) written confirmation from the Rating Agencies that the implementation of the proposed amendment or waiver will not adversely affect their implied ratings of the Notes (without taking into account the FSA Policy).

     Notwithstanding the foregoing, the Indenture Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise or to any proposed waiver or amendment of Section 3.02 of the Trust Agreement.

     Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.


                                   ARTICLE X

                              REDEMPTION OF NOTES

     Section 10.01. Redemption.

          (a) All the Notes may be redeemed in whole, but not in part, on the Redemption Date as provided in clause (i) of the definition thereof at the Redemption Price at the option of the holders of a majority of the ownership interest of the Issuer (the "Residual Majority"); provided, however, that funds in an amount equal to the Redemption Price, plus any amounts owed to the
Note Insurer under the FSA Insurance Agreement any unreimbursed Nonrecoverable Advances and any unreimbursed amounts due and owing to the Indenture Trustee hereunder, must be deposited with the Indenture Trustee no later than 10:00 a.m. New York City time on the Redemption Date or the Issuer shall have complied with the requirements for satisfaction and discharge of the Notes specified in Section 4.01 (other than Section 4.01(2)). Notice of the election to redeem the Notes shall be furnished to the Indenture Trustee not later than thirty (30) days prior to the Payment Date selected for such redemption, whereupon all such Notes shall be due and payable on such Payment Date upon the furnishing of a notice pursuant to Section 10.02 to each Holder of such Notes and the Note Insurer. Upon the redemption of the Notes, Mortgage Loans in the Trust Estate shall be released and delivered to the owners of the Trust Certificate.

          (b) [Reserved]

          (c) (i) Following the first Payment Date on which the Aggregate Principal Balance of the Mortgage Loans as of the related Determination Date is 10% or less of the Cut-off Date Aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date (unless the Notes shall have been redeemed pursuant to this Section 10.01), the Indenture Trustee shall solicit bids for the purchase of the Mortgage Loans and the Trust Estate. If the highest bid received by the Indenture Trustee from a qualified bidder is not less than the fair market value of the Mortgage Loans and would equal or exceed the amount set forth in clause (ii) below, the Indenture Trustee shall notify the Seller and the Master Servicer of the bid price.

               (ii) The Seller shall have the right of first refusal to purchase the Mortgage Loans at such bid price (or if the Seller does not exercise such right, the Master Servicer may exercise such first refusal rights to purchase the Mortgage Loans at the bid price). If the Seller and the Master Servicer affirmatively waive in writing their respective first refusal rights, then the Indenture Trustee shall sell and assign such Mortgage Loans without recourse to the highest bidder and shall redeem the Notes. The Indenture Trustee shall not consummate the sale unless the bid price is at least equal to an amount, which, when added to Available Funds for the related Payment Date, would equal the sum, without duplication, of (i) the accrued interest then due on such Payment Date, (ii) the aggregate Note Balance as of such Payment Date, (iii) the aggregate of all amounts owed to the Note Insurer or that will be owed to the Note Insurer as a result of such sale pursuant to the FSA Insurance Agreement, (iv) any accrued and unpaid Master Servicing Fees and any Servicing Advances and Monthly Advances (including Nonrecoverable Advances) previously made by the Master Servicer and remaining unreimbursed as of such Payment Date and (v) any accrued and unpaid fees and other amounts owing to the Indenture Trustee or the Owner Trustee as of such Payment Date. If such conditions are not met, the Indenture Trustee shall not consummate such sale.

               (iii) The Indenture Trustee shall not be required to consummate a sale of the Mortgage Loans unless it receives an Opinion of Counsel (with a copy to the Note Insurer) (which Opinion of Counsel shall not be at the expense of the Indenture Trustee) that such sale will not give rise to any adverse tax consequences to the Issuer or the Noteholders or adversely affect the opinion that the Notes will evidence indebtedness of the Issuer under the Code.

               (iv) In the event that a sale is not consummated in accordance with this Section 10.01(c), the Indenture Trustee shall solicit bids on a quarterly basis for the purchase of such assets upon the terms described in this Section.

               (v) The proceeds of the sale of the Mortgage Loans shall be used to redeem the Notes and to pay all amounts set forth in clause (ii) above then due and owing, and any excess shall be deposited in the Certificate Distribution Account for payment to the Certificateholders.

     Section 10.02. Form Of Redemption Notice.

     Notice of redemption shall be given by the Indenture Trustee in the name of and at the expense of the Issuer by first class mail, postage prepaid, mailed not less than ten days prior to the Redemption Date to each Holder of Notes to be redeemed, such Holders being determined as of the Record Date for such Payment Date, and to the Note Insurer.

     All notices of redemption shall state:

          (1) the Redemption Date;

          (2) the Redemption Price at which the Notes of such Series will be redeemed,

          (3) the fact of payment in full on such Notes, the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02), and that no interest shall accrue on such Note for any period after the date fixed for redemption.

     Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

     Section 10.03. Notes Payable On Optional Redemption.

     Notice of redemption having been given as provided in Section 10.02, the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on such Redemption Price for any period after such Redemption Date; provided, however, that if such Redemption Price is not paid on the Redemption Date, the Note Balance shall, until paid, bear interest from the Redemption Date at the Note Interest Rate.


                                  ARTICLE XI

                                 MISCELLANEOUS

     Section 11.01. Compliance Certificates And Opinions.

          (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Note Insurer an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel (with a copy to the Note Insurer), if requested by the Indenture Trustee, stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          (b) Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

               (1) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 11.02. Form Of Documents Delivered To Indenture Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trust may reasonably rely upon the opinion of such other counsel.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(2).

     Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in
Section 6.01(d).

     Section 11.03. Acts Of Noteholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Notes.

     Section 11.04. Notices, Etc. , To Indenture Trustee, The Note Insurer And Issuer

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (1) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture Trustee at its Corporate Trust Office and at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562 (in each case, Attention: Corporate Trust Administration (AmREIT 1999-1)); or

          (2) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at American Residential Eagle Bond Trust 1999-1, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer; or

          (3) the Note Insurer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Transaction Oversight,
     Re: American Residential Eagle Bond Trust 1999-1; Confirmation: (212) 826-0100; Telecopy Nos: (212) 339-3518 or (212) 339-3529 (in each case in which notice or other communication to the Note Insurer refers to an Event of Default (as defined in the FSA Insurance Agreement), a claim on the FSA Policy or with respect to which failure on the part of FSA to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head of the Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED"); or

          (4) the Depositor by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to Bear Stearns Asset Backed Securities, Inc., 245 Park Avenue, New York, New York 10167, or at any other address previously furnished in writing to the Indenture Trustee by the Depositor; or

          (5) the Seller or the Initial Seller by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to American Residential Eagle, Inc., 445 Marine View Avenue, Suite 100, Del Mar, California 92014, Attention: Portfolio Manager, or at any other address previously furnished in writing to the Indenture Trustee by the Seller or the Servicer;

          (6) the Master Servicer by the Indenture Trustee or the Note Insurer for every purpose hereunder if in writing and mailed, first-class, postage paid to Advanta Mortgage Corp. USA, 10790 Rancho Bernardo Road, San Diego, California 92127; Attention: SVP Loan Servicing.

          (7) the Underwriters by any party or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Bear Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attn: Structured Finance Department (American Residential Eagle Bond Trust 1999-1).

          (8) Bear Stearns Financial Products, Inc. for every purpose hereunder if in writing and valid, first class, postage prepaid to 245 Park Avenue, New York, New York 10167, Attention: DPC Manager - Suite 1700.

     Notices required to be given to the Rating Agencies by the Issuer or the Indenture Trustee shall be in writing, personally delivered or mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York, 10004, Attention: Asset Bankers Surveillance Department; or as to each of the foregoing, at such other address as shall be designed by written notice to the other parties.

     Section 11.05. Notices And Reports To Noteholders; Waiver Of Notices.

     Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Section 11.06. Rules By Indenture Trustee.

     The Indenture Trustee may make reasonable rules for any meeting of Noteholders.

     Section 11.07. Conflict With Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

     Section 11.08. Effect Of Headings And Table Of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 11.09. Successors And Assigns.

     All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

     Section 11.10. Separability.

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 11.11. Benefits Of Indenture.

     Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, the Note Insurer and their successors hereunder, any separate trustee or Co-trustee appointed under
Section 6.14 and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 11.12. Legal Holidays.

     In any case where the date of any Payment Date, Redemption Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of or interest on any Note and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

     Section 11.13. Governing Law.

     IN VIEW OF THE FACT THAT NOTEHOLDERS ARE EXPECTED TO RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

     Section 11.14. Counterparts.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.15. Recording Of Indenture.

     This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Issuer and at its expense in compliance with any Opinion of Counsel delivered pursuant to
Section 2.11(c) or 3.06.

     Section 11.16. Issuer Obligation.

     No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

     Section 11.17. No Petition.

     The Indenture Trustee, by entering into this Indenture, and each Noteholder and Beneficial Owner, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents. In addition, the Indenture Trustee will on behalf of the holders of the Notes, (a) file a written objection to any motion or other proceeding seeking the substantive consolidation of the Seller with, the Issuer, (b) file an appropriate memorandum of points and authorities or other brief in support of such objection, or (c) endeavor to establish at the hearing on such objection that the substantive consolidation of such entity would be materially prejudicial to the Noteholders.

     This Section 11.17 will survive for one year and one day following the termination of this Indenture.

     Section 11.18. Inspection.

     The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee and the Note Insurer, during the Issuer's normal business hours, to examine all of books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Indenture Trustee or the Note Insurer, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Issuer hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested.

     Section 11.19. Usury.

     The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), that could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee, acting on behalf of the Holder of such Note, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Holders of Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

     Section 11.20. Third Party Beneficiary.

     The Note Insurer is intended as a third party beneficiary of this Indenture shall be binding upon and inure to the benefit of the Note Insurer; provided that, notwithstanding the foregoing, for so long as a Note Insurer Default is continuing with respect to its obligations under the FSA Policy, the Noteholders shall succeed to the Note Insurer's rights hereunder other than the rights of the Note Insurer to receive payments hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Indenture that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the Note Insurer, and the Note Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Indenture.

     Section 11.21. Limitation of Liability of Wilmington Trust Company.

     It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and
(d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related document.

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee and the have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       AMERICAN RESIDENTIAL EAGLE BOND
                                       TRUST 1999-1

                                       By: Wilmington Trust Company,
                                           as Owner Trustee


                                       By: /s/ Emmett Harmon
                                          -------------------------------------
                                          Authorized Signatory



                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION,
                                       as Indenture Trustee


                                       By: /s/ Amy Wahl
                                           ------------------------------------
                                           Name: Amy Wahl
                                           Title:  Assistant Vice President

                         [Signature Page to Indenture]



                                   EXHIBIT A

                          SCHEDULE OF MORTGAGE LOANS

                                Refer to Tab 34



                            EXHIBIT A FORM OF NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AND THE FSA POLICY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

Date of Indenture: As of April 1, 1999                   CUSIP No.: [[       ]]
First Payment Date: May 25, 1999                                 Note No.: 001
Aggregate Note Balance of all Notes: $[[        ]]

                  AMERICAN RESIDENTIAL EAGLE BOND TRUST 19991
              MORTGAGE-BACKED LIBOR NOTES, CLASS A, SERIES 1999-1

     American Residential Eagle Bond Trust 1999-1, a Delaware statutory business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[[ ]] payable on each Payment Date in an amount equal to the result obtained by multiplying
(i) a fraction the numerator of which is $[[ ]] and the denominator of which is $[[ ]] (this Note's "Percentage Interest") by (ii) the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Notes pursuant to the Indenture dated as of April 1, 1999, between the Issuer and Norwest Bank Minnesota, National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Payment Date occurring in [[ ]] (the "Final Maturity Date"), (ii) the Redemption Date, if any, pursuant to Article X of the Indenture or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Notes have been declared to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture.

     Pursuant to the terms of the Indenture, payments will be made on the 25th day of each month or, if such day is not a Business Day, on the Business Day immediately following such 25th day (each a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Note is registered at the close of business on the applicable Record Date, in an amount equal to the product of (a) the Percentage Interest evidenced by this Note and (b) the sum of the amounts to be paid on the Notes with respect to such Payment Date, all as more specifically set forth in the Indenture.

     Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Notwithstanding the foregoing, in the case of Definitive Notes, upon written request at least five days prior to the related Record Date with appropriate instructions by the Holder of this Note (holding an aggregate initial Note Balance of at least $1,000,000), any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder reasonably satisfactory to the Indenture Trustee.

     Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's maintained for such purpose.

     Payments of principal and interest on the Notes will be made on each Payment Date to Noteholders of record as of the related Record Date. On each Payment Date, Noteholders will be entitled to receive interest payments in an aggregate amount equal to the Monthly Interest Amount for such Payment Date, together with principal payments in an aggregate amount equal to the Monthly Principal Amount plus, until the Overcollateralization Amount is equal to the Required Overcollateralization Amount, Excess Cash, if any, for such Payment Date. The "Note Balance" of a Note as of any date of determination is equal to the initial principal balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal.

     The Issuer will pay Monthly Interest on this Note on every Payment Date until the Principal Balance of this Note is paid in full at a per annum rate equal to the least of (i) the applicable Formula Rate, (ii) the applicable CAP Rate and (iii) the applicable Net Funds Cap, taking in to account whether such Payment Date occurs on or prior to the Initial Redemption Date. The Holder of this Note may also be entitled to receive certain additional payments of interest on this Note up to the amount of any Basis Risk Shortfall for the related Payment Date to the extent of any Supplemental Interest Payments made under the FSA Policy (as defined below) on such Payment Date. To the extent such Supplemental Interest Payment is less than the related Basis Risk Shortfall, a Noteholder may be entitled to payment of LIBOR Carryover Amounts on subsequent Payment Dates, but only to the extent that Available Funds applied in the order of priorities set forth in the Indenture are sufficient on subsequent Payment Dates to cover such Basis Risk Shortfall.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Mortgage-Backed LIBOR Notes, Class A, Series 1999-1, issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

     The Notes are and will be equally and ratably secured by the Mortgage Loans and the other collateral related thereto pledged as security therefor as provided in the Indenture.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Maturity Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee, at the direction or upon the prior written consent of Financial Security Assurance Inc. (the "Note Insurer") in the absence of a Note Insurer Default, or the Holders of the Notes representing not less than 50% of the Note Balance of the Outstanding Notes (with the prior written consent of the Note Insurer in the absence of a Note Insurer Default), shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal and interest payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

     The Note Insurer, in consideration of the payment of the premium and subject to the terms of the Financial Guaranty Insurance Policy (the "FSA Policy") thereby has unconditionally and irrevocably guaranteed the payment of the Scheduled Payments as described in the such Policy attached hereto.

     Pursuant to the Indenture, unless a Note Insurer Default exists (i) the
Note Insurer shall be deemed to be the holder of the Notes for certain purposes specified in the Indenture and will be entitled to exercise all rights of the Noteholders thereunder, including the rights of Noteholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Noteholders, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction of the Note Insurer. In addition, on each Payment Date, after the Noteholders have been paid all amounts to which they are entitled, the Note Insurer will be entitled to be reimbursed for any unreimbursed Scheduled Payments, unreimbursed Premium Amounts (each with interest thereon at the "Late Payment Rate" specified in the FSA Insurance Agreement) and any other amounts owed under the FSA Policy.

     The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate and payments under the FSA Policy will be the sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate and the FSA Policy as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Initial Seller, the Seller, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture.

     As provided in the Indenture, the Notes may be redeemed in whole, but not in part, by the Issuer at the direction of the Investor Certificateholder of the Trust, on any Payment Date on and after the date on which the Aggregate Principal Balance of the Mortgage Loans is 20% or less of the Aggregate Principal Balance as of the Cut-off Date upon the payment of the redemption price for the Notes specified in Section 10.01 of the Indenture. As provided in the Indenture, on any Payment Date on and after the date on which the Aggregate Principal Balance of the Mortgage Loans is equal to 10% or less of the Aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, and quarterly thereafter, the Indenture Trustee is required to solicit competitive bids for the purchase of the Mortgage Loans. In the event that satisfactory bids are received as described in the Indenture (but subject to the rights of first refusal of the Seller and Master Servicer to purchase the Mortgage Loans at such bid price), the Notes will be redeemed.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Beneficial Owner, by acceptance of a Note or, in the case of a Beneficial Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Beneficial Owner, by acceptance of a Note or, in the case of a Beneficial Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Initial Mortgage Loan Purchase Agreement, the Mortgage Loan Purchase Agreement, the Master Servicing Agreement, the Management Agreement, the FSA Insurance Agreement and the Indemnification Agreement (the "Basic Documents").

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Beneficial Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Insurer and the Holders of Notes representing a majority of the Note Balance of all Outstanding Notes. The Indenture also contains provisions permitting the (i) Note Insurer or (ii) if a Note Insurer Default exists, the Holders of Notes representing specified percentages of the Note Balance of Outstanding Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Note Insurer or by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the amendment thereof, in certain limited circumstances, or the waiver of certain terms and conditions set forth in the Indenture, without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     Initially, the Notes will be represented by one Note registered in the name of CEDE & Co. as nominees of the Clearing Agency. The Notes will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering the same.

     THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Unless the certificate of authentication hereon has been executed by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

DATE:  April [[  ]], 1999


                               AMERICAN RESIDENTIAL EAGLE BOND
                               TRUST 1999-1

                               By: Wilmington Trust Company, not in its
                               individual capacity, but solely as Owner Trustee under the Trust Agreement


                               By:_____________________________________________
                                                  Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  April [[  ]], 1999

                                           NORWEST BANK MINNESOTA, NATIONAL
                                           ASSOCIATION

                                           Authenticating Agent


                                           By:_________________________________
                                                       Authorized Signatory




                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


------------------------------------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________*/

Signature Guaranteed: ___________________________*/

     */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                   EXHIBIT B

                                  FSA POLICY




                                   EXHIBIT C

                            FORM OF NOTICE OF CLAIM